UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-22148

                         PowerShares Actively Managed Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                         Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                      Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:             800-983-0903

Date of fiscal year end:   October 31

Date of reporting period:   October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

October 31, 2016

2016 Annual Report to Shareholders

PSR	PowerShares Active U.S. Real Estate Fund

LALT	PowerShares Multi-Strategy Alternative Portfolio

PHDG	PowerShares S&P 500® Downside Hedged Portfolio

VRIG	PowerShares Variable Rate Investment Grade Portfolio

Table of Contents

The Market Environment	3

Manager’s Analysis	5

Actively Managed Funds

Schedules of Investments

PowerShares Active U.S. Real Estate Fund (PSR)	14

PowerShares Multi-Strategy Alternative Portfolio (LALT)	15

PowerShares S&P 500® Downside Hedged Portfolio (PHDG)	17

PowerShares Variable Rate Investment Grade Portfolio (VRIG)	22

Statements of Assets and Liabilities	24

Statements of Operations	25

Statements of Changes in Net Assets	26

Financial Highlights	28

Notes to Financial Statements	31

Report of Independent Registered Accounting Firm	44

Fees and Expenses	45

Tax Information	47

Trustees and Officers	48

Board Considerations Regarding Continuation of Investment Advisory Agreement and Sub-Advisory Agreement for PowerShares Government Collateral Pledge Portfolio	54

2

The Market Environment

Fixed Income

The fiscal year began amid heightened global financial market volatility triggered by a significant summer sell-off in Chinese equities caused by economic growth concerns and uncertainty over the country’s monetary and fiscal policy response. The 10-year US Treasury yield mirrored this volatility as lower oil prices began to threaten the solvency of several US energy companies. In January 2016, the confluence of these factors produced a “perfect storm” that roiled global financial markets. This caused Treasury prices to rise as Treasury bonds played their traditional role of buffering risk-asset volatility such as that of equities. Riskier asset classes posted significant losses.

The US Federal Reserve (the Fed) went ahead with its first interest rate hike in nearly a decade in December 2015, lifting the federal funds rate, the rate that banks lend to each other overnight, from a range of zero to 0.25% to a range of 0.25% to 0.50%.1 Realizing the systemic risks from the fallout of financial markets and the subsequent financial tightening which could significantly hamper economic growth and overall economic health, global central banks quickly acted to provide liquidity and more accommodative monetary policy measures to help spur growth. The Bank of Japan (BOJ) and the European Central Bank (ECB) adopted negative interest rates in an attempt to stimulate growth by forcing investors to spend rather than save. These actions along with the stabilization in oil prices, calmed markets and induced a significant rally across most risk assets. This rally more than offset the losses posted at the beginning of the year and carried through to the end of the reporting period.

Geopolitics, including the decision by UK voters to leave the European Union, did its part to reignite volatility. However, it was short-lived as central banks remained committed to keeping financial markets functioning and to promote economic growth. This had the effect of driving the 10-year US Treasury yield to an all-time low of 1.37%.1 The 10-year US Treasury yield ended the reporting period at 1.83%, 33 basis points lower than at the beginning of the fiscal year.1

For the reporting period, the broader bond market posted gains largely attributable to the decline in US Treasury yields and global government bond yields. All fixed income sectors (Treasuries, global government bonds, corporate, and securitized) posted positive returns for the fiscal year. Riskier fixed income sectors, such as high yield and emerging market (EM) debt, notched strong gains despite concerns over global growth, volatile commodity prices and the possibility of Fed interest rate hikes.

US Equity

During the fiscal year ended October 31, 2016, the US economy continued to expand. The initial estimate of US gross domestic product (GDP) showed the US economy grew by 2.9% in the third calendar quarter of 2016, beating consensus estimates.2

However, annualized GDP is expected to be lower. Employment data were mixed, though the unemployment rate had a surprise uptick from 4.9% in August to 5.0% in September before ending the fiscal year at 4.9%.3 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.4

The US Federal Reserve (the Fed) raised interest rates in December 2015—its first increase since 2006—but that was its only increase during the reporting period. Major US stock market indexes posted gains for the reporting period, but they were fairly volatile. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over Fed policy, including rumors of possible negative interest rates in the US. Markets recovered in late February and posted gains until June when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.5 In this environment, investors generally favored the perceived safety of government bonds and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

Global Equity

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

Equity market rallies in October and November 2015 were offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates—its first increase since 2006—even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.6

Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

[1]	Source: US Federal Reserve

[2]	Source: Bureau of Economic Analysis

[3]	Source: Bureau of Labor Statistics

[4]	Source: Thompson-Reuters

[5]	Source: Reuters

[6]	Source: Bureau of Economic Analysis

3

The Market Environment (continued)

All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union—resulting in a sharp stock-market sell-off. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

4

PSR	Manager’s Analysis
PowerShares Active U.S. Real Estate Fund (PSR)

The PowerShares Active U.S. Real Estate Fund (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to achieve high total return through growth of capital and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities of companies that are principally engaged in the U.S. real estate industry and included within the FTSE NAREIT All Equity REITs Index (the “Benchmark Index”). The Fund considers a company to be principally engaged in the U.S. real estate industry if it: (i) derives 50% of its revenues or profit from ownership, leasing, construction, financing or sale of U.S. real estate; or (ii) has at least 50% of the value of its assets invested in U.S. real estate. The Fund plans to invest principally in equity real estate investment trusts (“REITs”). In constructing the portfolio, Invesco Advisers, Inc., the Fund’s sub-adviser, analyzes quantitative and statistical metrics to identify attractively priced securities.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 6.53%. On a net asset value (“NAV”) basis, the Fund returned 6.67%. During the same time period, the Benchmark Index returned 7.78%. The Fund experienced a headwind to relative performance beginning in late September 2015, after the US Federal Reserve Board’s dovish rate policy and “lower for longer” interest rate views led to an indiscriminant search for yield by investors. More broadly, the market became macro focused, creating an environment where our fundamentally oriented multifactor investment process struggled. During this period it was difficult to capture relative alpha. The impact of the macro headwind subsided during the second half of 2016, which led to a more normalized fundamentally oriented market environment and better relative performance.

The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection in the specialized REIT sub-industry, as well as a combination of security selection and underweight exposures in the health care and retail REITs sub-industries. Within the specialized REIT sub-industry, an overweight in InfraREIT Inc, an underweight in American Tower Corp. and a lack of exposure to Communications Sales & Leasing, Inc. (no longer held at fiscal year-end) hurt relative performance. Within the health care sub-industry, a reduced exposure to Ventas, Inc., on the basis of moderating internal and external growth opportunities, detracted from relative performance. An overweight to Care Capital Properties, Inc. given better relative valuations, was also disadvantageous. Within the retail REIT sub-industry an underweight in Realty Income Corp. was a significant detractor. We eliminated this position following a period of outperformance, given a diminished relative valuation opportunity.

Positions that contributed most significantly to the Fund’s return included Equinix, Inc., a specialized REITs company (portfolio average weight of 3.47%), and Liberty Property Trust, a diversified REITs company (portfolio average weight of 1.58%). Positions that detracted most significantly from the Fund’s return included SL Green Realty Corp., an office REITs company (portfolio average weight of 2.36%), and Extra Space Storage, Inc., a specialized REITs company (portfolio average weight of 1.56%).

Property Type and Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Specialized	26.4
Retail	20.4
Residential	15.2
Office	13.4
Health Care	10.7
Diversified	5.7
Hotel & Resort	4.6
Industrial	3.6
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Simon Property Group, Inc.	8.9
American Tower Corp.	4.4
Crown Castle International Corp.	4.4
HCP, Inc.	4.2
AvalonBay Communities, Inc.	3.6
Extra Space Storage, Inc.	3.6
Prologis, Inc.	3.6
Federal Realty Investment Trust	3.3
Weyerhaeuser Co.	3.0
Equinix, Inc.	3.0
Total	42.0

*	Excluding money market fund holdings.

5

PowerShares Active U.S. Real Estate Fund (PSR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE NAREIT All Equity REITs Index	7.78%	10.31%	34.24%	11.74%	74.21%	21.50%	369.70%
Fund
NAV Return	6.67%	10.28%	34.13%	10.65%	65.89%	20.47%	339.06%
Market Price Return	6.53%	10.26%	34.04%	10.63%	65.70%	20.56%	341.70%

Fund Inception: November 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.80% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Benchmark Index returns are based on the inception date of the Fund.

6

LALT	Manager’s Analysis
PowerShares Multi-Strategy Alternative Portfolio (LALT)

The PowerShares Multi-Strategy Alternative Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that has an investment objective of seeking a positive total return that has a low correlation to the broader securities markets. The Fund seeks to achieve its investment objective by investing in a combination of equity securities, financial futures contracts, forward currency contracts and other securities.

Invesco Advisers, Inc., the sub-adviser to the Fund, selects investments for inclusion in the Fund’s portfolio with reference to the components of the Morgan Stanley Multi-Strategy Alternative Index (the “Benchmark Index”) through a quantitative process that seeks to exceed the Benchmark Index’s performance.

Morgan Stanley & Co., LLC (the “Benchmark Agent”) develops, maintains and sponsors the Benchmark Index, which includes a combination of quantitative, rules-based strategies (the “Benchmark Strategies”). The Fund will follow the Benchmark Strategies while seeking to outperform the Benchmark Index. The Benchmark Strategies are designed to capture non-traditional risk premia across equities, rates, currencies and volatility markets. A “risk premium” is the economic concept that an investor should receive a premium (that is, a higher expected return) for bearing risk. In other words, risk premium refers to the return that is expected for assuming a particular market risk.

The Benchmark Strategies may be categorized into three types: (1) Quantitative/Stylistic Strategies, (2) Volatility Risk Premium Strategies, and (3) Carry Strategies. Quantitative/Stylistic Strategies consist of rules-based methodologies designed to identify undervalued stocks or currencies using relative valuation, fundamental analysis and publicly-available market information (such as regulatory filings regarding the equity holdings of institutional investment managers). A Quantitative or Stylistic Strategy may take a long/short position to generate market neutral returns. Volatility Risk Premium Strategies consist of rules-based investment methodologies designed to capture the difference between implied (i.e., expected) and realized (i.e., actual) volatility that is often observed in equity and currency options markets. The volatility risk premium can be seen as compensation to option sellers for taking on potential risk of losses during periods when realized volatility increases suddenly. In addition, the volatility premium reflects the supply/demand imbalance often present in each asset class. Carry Strategies consist of rules-based methodologies designed to capture the forward rate bias and term premium often observed in currency, interest rate and equity volatility markets. Forward rate bias is the tendency for the markets to overestimate the amount of future price changes that might actually occur; the actual price movements tend to be smaller than the expectations as measured by forward rates.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 1.99%. On a net asset value (“NAV”) basis, the Fund returned 2.17%. During the same time period, the

Benchmark Index returned 1.37%. The Fund’s performance exceeded that of the Benchmark Index primarily due to more efficient access to the investment strategies of the Benchmark Index. The Fund tends to hold the same long equity positions as the Benchmark Index. However, the Fund hedges its equity exposure by using S&P 500 futures whereas the Benchmark Index uses a total return index. This difference provides a less costly hedge which benefits the Fund. Additionally, our equity hedging is calibrated daily as opposed to monthly for the Benchmark Index. This allows the Fund to maintain its exposure closer to market neutral when equity markets are moving significantly in either direction.

With respect to the Carry Strategy for currencies, the Fund will mimic the majority of the positions of the Benchmark Index but will tend to take on less leverage during periods of high correlation and elevated market volatility. This benefitted the Fund during the market dislocations that were experienced during the Swiss Franc de-pegging to the Euro as well as the vote by the UK to leave the European Union.

During this same time period, the HFRI Macro (Total) Index returned 0.26% and the Bloomberg Barclays U.S. Aggregate Index returned 4.37% (these indexes, collectively with the Benchmark Index, are referred to as the “Indexes”). The components of the HFRI Macro (Total) Index are weighted equally while the components of the Bloomberg Barclays U.S. Aggregate Index are weighted by market capitalization.

The Indexes were selected for their recognition in the marketplace. The performance comparison of the HFRI Macro (Total) Index is a useful measure for investors as a broad representation of the alternative investment market. The Bloomberg Barclays U.S. Aggregate Index was selected because its performance is a useful measure of the broad U.S. fixed-income market.

The majority of the Fund’s outperformance relative to the HFRI Macro (Total) Index during the period can be attributed to the Fund’s market neutral equity exposures (where performance was generated from concentration in value and hedge fund names) and its positioning in expectation of a positively-sloped VIX term structure and high yielding currencies outperforming low yielding currencies.

The majority of Fund underperformance relative to the Bloomberg Barclays U.S. Aggregate Index during the period can be attributed to US Gov’t/Credit performing strongly due to falling yields. The underperformance versus the Bloomberg Barclays U.S. Aggregate Index is in-line with expectations given that the Fund is designed to beat directional Asset Class indexes (like the Bloomberg Barclays U.S. Aggregate Index) in periods when directional indexes struggle, and trail directional Asset Class indexes when directional indexes perform strongly.

7

PowerShares Multi-Strategy Alternative Portfolio (LALT) (continued)

For the fiscal year ended October 31, 2016, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer staples and industrials sectors. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the telecommunication services and materials sectors.

Positions that contributed most significantly to the Fund’s return included CBOE Volatility Index Futures expiring April 2016, a futures contract (no longer held at fiscal year-end), and Eurodollar Futures expiring March 2017, a currency future (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Eurodollar Futures expiring June 2017, a currency future (no longer held at fiscal year-end), and CBOE Volatility Index Future expiring June 2016, a futures contract (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Consumer Discretionary	7.6
Information Technology	6.4
Industrials	5.4
Materials	3.3
Energy	2.6
Financials	2.3
Real Estate	2.1
Utilities	1.8
Telecommunication Services	0.7
Health Care	0.6
Consumer Staples	0.5
Money Market Fund Plus Other Assets Less Liabilities	66.7

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Equinix, Inc. REIT	1.4
Willis Towers Watson PLC	1.0
Autodesk, Inc.	1.0
Ulta Salon, Cosmetics & Fragrance, Inc.	0.9
Symantec Corp.	0.9
Freeport-McMoRan, Inc.	0.8
TransDigm Group, Inc.	0.8
Xerox Corp.	0.8
Marriott International, Inc., Class A	0.8
Ball Corp.	0.8
Total	9.2

*	Excluding money market fund holdings.

8

PowerShares Multi-Strategy Alternative Portfolio (LALT) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
Morgan Stanley Multi-Strategy Alternative Index	1.37%	(3.64)%	(8.59)%
HFRI Macro (Total) Index	0.26%	1.68%	4.12%
Bloomberg Barclays U.S. Aggregate Index	4.37%	3.09%	7.66%
Fund
NAV Return	2.17%	(3.26)%	(7.72)%
Market Price Return	1.99%	(3.34)%	(7.91)%

Fund Inception: May 29, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.99% (0.97% after fee waiver) includes the unitary management fee of 0.95% and acquired fund fees and expenses of 0.04%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

The Indexes’ performance results are based upon a hypothetical investment in their respective constituent securities. The Indexes’ returns do not represent Fund returns. An investor cannot invest directly in an index. The Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and the Indexes’ returns are based on the inception date of the Fund.

9

PHDG	Manager’s Analysis
PowerShares S&P 500® Downside Hedged Portfolio (PHDG)

The PowerShares S&P 500® Downside Hedged Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed-income market returns.

The Fund seeks to achieve its investment objective by using a quantitative, rules based strategy designed to provide returns that correspond to the performance of the S&P 500® Dynamic VEQTOR Index (the “Benchmark Index”). The Fund invests in a combination of (i) equity securities contained in the S&P 500® Index and that are listed on a U.S. securities exchange, (ii) Chicago Board Options Exchange Volatility Index (the “VIX Index”) related instruments, such as listed VIX Index futures contracts that reflect exposure to the S&P 500® VIX Short Term Futures Index, and (iii) money market instruments, cash and cash equivalents.

Rather than adhering to the Benchmark Index’s strategy allocation rules, the Adviser uses active management techniques in seeking to obtain returns that exceed the Benchmark Index by providing the Fund with higher or lower exposure to any component within the Benchmark Index at any time. In addition to its investments in the components of the Benchmark Index, the Fund also may invest in other VIX Index- related instruments, including ETFs and exchange-traded notes that are listed on a U.S. securities exchange and that provide exposure to the VIX Index and U.S. listed futures contracts that track the S&P 500® Index and are listed on the Chicago Mercantile Exchange.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (4.09)%. On a net asset value (“NAV”) basis, the Fund returned (4.10)%. During the same time period, the Benchmark Index returned (3.74)%. The Fund’s performance (NAV basis) differed from the return of the Benchmark Index primarily due to fees and operating expenses incurred by the Fund during the period partially offset by trading improvements related to using longer-dated VIX futures compared to the Benchmark Index.

During this same time period, the S&P 500® Index returned 4.51%, the HFRX Global Hedge Fund Index returned (1.30)%, and the T-Bill 3 Month Index returned 0.26% (these indexes, collectively with the Benchmark Index, are referred to as the “Indexes”). The S&P 500® Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equity market. The main reason for the Fund’s underperformance compared to the S&P 500® Index is the Fund’s consistent allocation to VIX futures which have a negative correlation to the S&P 500®. The HFRX Global Hedge Fund Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the alternative investment market. The main reason for the Fund’s underperformance compared to the HFRX Global Hedge Fund Index was the Fund’s higher exposure to VIX futures. The T-Bill 3 Month Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the short-term

U.S. fixed income market. The main reason for the Fund’s underperformance compared to the T-Bill 3 Month Index was the Fund’s exposure to VIX futures as well as the Fund’s high correlation to equity markets.

For the fiscal year ended October 31, 2016, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors. The VIX futures detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Meta Financial Group, Inc., a financials company (no longer held at fiscal year-end), and Microsoft Corp., an information technology company (portfolio average weight of 1.41%). Positions that detracted most significantly from the Fund’s return included Allergan PLC, a health care company (portfolio average weight of 0.34%), and Gilead Sciences, Inc., a health care company (portfolio average weight of 0.41%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Information Technology	21.1
Health Care	13.6
Financials	13.0
Consumer Discretionary	11.9
Consumer Staples	9.8
Industrials	9.7
Energy	7.0
Utilities	3.3
Real Estate	2.9
Materials	2.8
Telecommunication Services	2.4
Money Market Fund Plus Other Assets Less Liabilities	2.5

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Apple, Inc.	3.2
Microsoft Corp.	2.5
Exxon Mobil Corp.	1.8
Johnson & Johnson	1.7
Amazon.com, Inc.	1.6
Facebook, Inc., Class A	1.6
Berkshire Hathaway, Inc., Class B	1.5
General Electric Co.	1.4
JPMorgan Chase & Co.	1.3
Alphabet, Inc., Class A	1.3
Total	17.9

*	Excluding money market fund holdings.

10

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P 500® Dynamic VEQTOR Index	(3.74)%	(1.32)%	(3.90)%	1.58%	6.31%
S&P 500® Index	4.51%	8.84%	28.93%	13.38%	63.18%
HFRX Global Hedge Fund Index	(1.30)%	(0.81)%	(2.40)%	0.95%	3.74%
T-Bill 3 Month Index (Lipper)	0.26%	0.11%	0.33%	0.10%	0.38%
Fund
NAV Return	(4.10)%	(1.87)%	(5.49)%	0.76%	3.00%
Market Price Return	(4.09)%	(1.92)%	(5.65)%	0.78%	3.09%

Fund Inception: December 6, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.43% (0.39% after fee waiver) includes the unitary management fee of 0.39% and acquired fund fees and expenses of 0.04%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

VRIG	Manager’s Analysis
PowerShares Variable Rate Investment Grade Portfolio (VRIG)

The PowerShares Variable Rate Investment Grade Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objectives are seeking to generate current income while maintaining low portfolio duration as a primary objective and capital appreciation as a secondary objective. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment-grade, variable rate or floating rate debt securities that are denominated in U.S. dollars and are issued by U.S. private sector entities or U.S. government agencies and instrumentalities.

Invesco Advisers, Inc., the sub-adviser to the Fund, selects the following types of securities for the Fund: (i) floating rate non-agency commercial mortgage-backed securities (“MBS”); variable rate non-agency residential MBS; variable rate agency MBS and floating rate non-agency asset-backed securities (“ABS”) (including floating rate non-agency commercial real estate collateralized loan obligations (“CLOs”)); (ii) floating rate corporate debt securities; (iii) floating rate government sponsored enterprise (“GSE”) credit risk transfers; (iv) floating rate U.S. Government securities (including floating rate agency debt securities); (v) variable rate preferred stock; and (vi) ETFs that invest primarily in any or all of the foregoing securities (collectively, “Variable Rate Instruments”), to the extent permitted by the Investment Company Act of 1940, as amended.

The Fund commenced investment operations on September 20, 2016 and began trading on September 22, 2016. During the period from inception to October 31, 2016, on a market price basis, the Fund returned 0.22%. On a net asset value (“NAV”) basis, the Fund returned 0.18%. During the same time period, the Bloomberg Barclays US Floating Rate Note Index (the “Index”) returned 0.15%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the Fund maintaining an overweight to commercial mortgage-backed securities (CMBS) which was a positive contributor to performance.

For the period ended October 31, 2016, the investment grade corporate bonds asset class contributed most significantly to the Fund’s return, followed by the high yield corporate bond and United States Treasury bill asset classes. The non-agency residential mortgage back securities asset class detracted most significantly from the Fund’s return, followed by the CMBS, and GSE credit risk transfer asset classes.

Positions that contributed most significantly to the Fund’s return included Chubb Corp., 6.375% coupon, due 4/15/2037, a corporate bond company (portfolio average weight of 5.03%), and Sprint Communications, Inc., 9.00% coupon, due 11/15/2018, a corporate bond company (portfolio average weight of 5.14%). There were no detracting positions.

Asset Group (% of the Fund’s Net Assets) as of October 31, 2016
Corporate Bonds and Notes	34.7
Structured Agency Credit Risk (STACR)	21.2
U.S. Government Sponsored Agency Mortgage-Backed Securities	15.7
Collateralized Mortgage Obligations	13.6
U.S. Treasury Securities	10.1
Asset-Backed Securities	4.0
Money Market Fund Plus Other Assets Less Liabilities	0.7

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
U.S. Treasury Notes, 0.540%, 04/30/2018	5.7
Federal National Mortgage Association (FNMA), 2.848%, 07/01/2035	5.4
U.S. Treasury Notes, 0.524%, 07/31/2018	4.4
Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2014-HQ2, 2.734%, 09/25/2024	4.1
Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2015-HQ1, 2.734%, 03/25/2025	4.1
Citigroup, Inc., 2.255%, 09/01/2023	4.0
Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2016-HQA3, 1.884%, 03/25/2029	4.0
Commercial 2014-Fl5 Mortgage Trust, Class B, Series 2014-FL5, 2.685%, 10/15/2031	4.0
Federal Home Loan Mortgage Corp. (FHLMC), 2.910%, 11/01/2038	3.8
General Electric Co., Series D, 5.000%, 12/29/2049	3.7
Total	43.2

*	Excluding money market fund holdings.

12

PowerShares Variable Rate Investment Grade Portfolio (VRIG) (continued)

Fund Performance History as of October 31, 2016

Fund Inception†
Index	Cumulative
Bloomberg Barclays US Floating Rate Note Index	0.15%
Fund
NAV Return	0.18
Market Price Return	0.22

Fund Inception: September 22, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

13

Schedule of Investments(a)

PowerShares Active U.S. Real Estate Fund (PSR)

October 31, 2016

Number of Shares		Value
	Real Estate Investment Trusts—100.0%
	Diversified—5.7%
17,063	Liberty Property Trust	$689,857
32,138	Spirit Realty Capital, Inc.	382,764
14,926	Washington Real Estate Investment Trust	439,123

		1,511,744

	Health Care—10.7%
6,808	Care Capital Properties, Inc.	180,889
32,307	HCP, Inc.	1,106,515
3,191	LTC Properties, Inc.	159,901
3,800	National Health Investors, Inc.	287,888
27,515	Physicians Realty Trust	543,971
8,248	Ventas, Inc.	558,802

		2,837,966

	Hotel & Resort—4.6%
13,559	Apple Hospitality REIT, Inc.	244,469
16,331	DiamondRock Hospitality Co.	149,429
26,119	Host Hotels & Resorts, Inc.	404,322
10,230	RLJ Lodging Trust	201,735
3,961	Ryman Hospitality Properties, Inc.	199,714

		1,199,669

	Industrial—3.6%
18,378	Prologis, Inc.	958,596

	Office—13.4%
6,345	Alexandria Real Estate Equities, Inc.	684,054
14,255	Brandywine Realty Trust	220,952
10,047	Columbia Property Trust, Inc.	211,791
62,013	Cousins Properties, Inc.	481,841
19,006	Hudson Pacific Properties, Inc.	638,982
11,839	Piedmont Office Realty Trust, Inc., Class A	242,463
4,918	SL Green Realty Corp.	483,046
6,335	Vornado Realty Trust	587,761

		3,550,890

	Residential—15.2%
18,176	American Homes 4 Rent, Class A	383,695
5,614	AvalonBay Communities, Inc.	961,005
3,657	Camden Property Trust	297,826
9,179	Education Realty Trust, Inc.	390,934
9,466	Equity Residential	584,526
3,403	Essex Property Trust, Inc.	728,548
4,352	Post Properties, Inc.	286,318
4,936	Sun Communities, Inc.	379,726

		4,012,578

	Retail—20.4%
8,449	Acadia Realty Trust	284,647
24,761	Brixmor Property Group, Inc.	629,424
6,034	Federal Realty Investment Trust	876,318
6,681	Kite Realty Group Trust	166,557
11,961	National Retail Properties, Inc.	545,661
6,375	Ramco-Gershenson Properties Trust	110,542
12,705	Simon Property Group, Inc.	2,362,622
5,841	Taubman Centers, Inc.	423,239

		5,399,010

	Specialized—26.4%
9,889	American Tower Corp.	1,158,892
12,620	Crown Castle International Corp.	1,148,294

Number of Shares		Value
	Real Estate Investment Trusts (continued)
	Specialized (continued)
14,615	CyrusOne, Inc.	$651,975
3,550	DuPont Fabros Technology, Inc.	144,876
4,601	EPR Properties	334,585
2,196	Equinix, Inc.	784,587
13,112	Extra Space Storage, Inc.	959,143
5,540	InfraREIT, Inc.	92,075
6,741	Lamar Advertising Co., Class A	427,716
2,274	Public Storage	485,999
26,216	Weyerhaeuser Co.	784,645

		6,972,787

	Total Real Estate Investment Trusts (Cost $25,731,080)	26,443,240

	Money Market Fund—0.0%
2,163	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(b) (Cost $2,163)	2,163

	Total Investments (Cost $25,733,243)—100.0%	26,445,403
	Other assets less liabilities—0.0%	4,128

	Net Assets—100.0%	$26,449,531

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Schedule of Investments(a)

PowerShares Multi-Strategy Alternative Portfolio (LALT)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—33.3%
	Consumer Discretionary—7.6%
286	AutoNation, Inc.(b)	$12,547
388	Bed Bath & Beyond, Inc.	15,683
449	Best Buy Co., Inc.	17,471
487	BorgWarner, Inc.	17,454
119	Chipotle Mexican Grill, Inc.(b)	42,930
623	Discovery Communications, Inc., Class A(b)	16,266
1,400	Ford Motor Co.	16,436
784	Gap, Inc. (The)	21,631
531	General Motors Co.	16,780
467	Macy’s, Inc.	17,041
793	Marriott International, Inc., Class A	54,479
1,589	News Corp., Class A	19,259
329	PVH Corp.	35,196
170	Ralph Lauren Corp., Class A	16,677
219	Signet Jewelers Ltd.	17,796
2,081	Staples, Inc.	15,399
248	Target Corp.	17,045
463	TripAdvisor, Inc., Class A(b)	29,854
1,772	Twenty-First Century Fox, Inc., Class B	46,763
252	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	61,322
184	Walt Disney Co. (The)	17,055

		525,084

	Consumer Staples—0.5%
399	Archer-Daniels-Midland Co.	17,384
238	Wal-Mart Stores, Inc.	16,665

		34,049

	Energy—2.6%
2,232	Chesapeake Energy Corp.(b)	12,298
198	Exxon Mobil Corp.	16,498
1,487	FMC Technologies, Inc.(b)	47,986
254	Helmerich & Payne, Inc.	16,030
412	Marathon Petroleum Corp.	17,959
643	Range Resources Corp.	21,727
3,166	Transocean Ltd.(b)	30,425
318	Valero Energy Corp.	18,838

		181,761

	Financials—2.3%
1,157	E*TRADE Financial Corp.(b)	32,581
430	Legg Mason, Inc.	12,349
1,351	Navient Corp.	17,266
549	Willis Towers Watson PLC	69,119
842	Zions Bancorporation	27,121

		158,436

	Health Care—0.6%
846	Endo International PLC(b)	15,863
444	Mallinckrodt PLC(b)	26,311

		42,174

	Industrials—5.4%
386	Allegion PLC	24,642
1,750	Arconic, Inc.	50,260
134	Cummins, Inc.	17,128
425	Delta Air Lines, Inc.	17,752
265	Eaton Corp. PLC	16,899
320	Emerson Electric Co.	16,218

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
339	Fluor Corp.	$17,625
446	Kansas City Southern	39,141
741	Pentair PLC (United Kingdom)	40,851
215	Ryder System, Inc.	14,919
436	Southwest Airlines Co.	17,462
212	TransDigm Group, Inc.	57,761
317	United Continental Holdings, Inc.(b)	17,825
363	United Rentals, Inc.(b)	27,465

		375,948

	Information Technology—6.4%
914	Autodesk, Inc.(b)	66,064
545	Cisco Systems, Inc.	16,721
729	Corning, Inc.	16,556
545	CSRA, Inc.	13,674
1,112	HP, Inc.	16,113
455	Intel Corp.	15,866
704	Juniper Networks, Inc.	18,543
624	KLA-Tencor Corp.	46,869
959	Micron Technology, Inc.(b)	16,456
2,434	Symantec Corp.	60,923
268	TE Connectivity Ltd. (Switzerland)	16,849
381	VeriSign, Inc.(b)	32,012
5,648	Xerox Corp.	55,181
1,034	Xilinx, Inc.	52,599

		444,426

	Materials—3.3%
695	Ball Corp.	53,564
1,665	CF Industries Holdings, Inc.	39,977
329	Dow Chemical Co. (The)	17,703
549	FMC Corp.	25,742
5,218	Freeport-McMoRan, Inc.	58,337
693	Mosaic Co. (The)	16,306
356	WestRock Co.	16,444

		228,073

	Real Estate—2.1%
1,197	CBRE Group, Inc., Class A(b)	30,835
276	Equinix, Inc. REIT	98,609
273	Equity Residential REIT	16,858

		146,302

	Telecommunication Services—0.7%
428	AT&T, Inc.	15,746
630	CenturyLink, Inc.	16,746
4,167	Frontier Communications Corp.	16,751

		49,243

	Utilities—1.8%
274	American Electric Power Co., Inc.	17,766
220	Duke Energy Corp.	17,604
536	Exelon Corp.	18,262
540	FirstEnergy Corp.	18,517
1,283	NRG Energy, Inc.	13,638
234	Pinnacle West Capital Corp.	17,814

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

PowerShares Multi-Strategy Alternative Portfolio (LALT) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
246	SCANA Corp.	$18,047

		121,648

	Total Common Stocks and Other Equity Interests (Cost $2,380,963)	2,307,144

	Money Market Fund—60.4%
4,181,350	Invesco Short-Term Investment Trust-Treasury Portfolio—Institutional Class, 0.22%(c) (Cost $4,181,350)	4,181,350

	Total Investments (Cost $6,562,313)—93.7%	6,488,494
	Other assets less liabilities—6.3%	434,013

	Net Assets—100.0%	$6,922,507

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Schedule of Investments(a)

PowerShares S&P 500® Downside Hedged Portfolio (PHDG)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—97.5%
	Consumer Discretionary—11.9%
13	Adient PLC(b)	$592
417	Advance Auto Parts, Inc.	58,413
2,225	Amazon.com, Inc.(b)	1,757,349
375	AutoNation, Inc.(b)	16,451
166	AutoZone, Inc.(b)	123,199
873	Bed Bath & Beyond, Inc.	35,287
1,561	Best Buy Co., Inc.	60,739
1,139	BorgWarner, Inc.	40,822
1,083	CarMax, Inc.(b)	54,085
2,447	Carnival Corp.	120,148
2,301	CBS Corp., Class B	130,283
1,226	Charter Communications, Inc., Class A(b)	306,365
165	Chipotle Mexican Grill, Inc.(b)	59,525
1,577	Coach, Inc.	56,599
13,583	Comcast Corp., Class A	839,701
1,916	D.R. Horton, Inc.	55,238
714	Darden Restaurants, Inc.	46,260
1,542	Delphi Automotive PLC (United Kingdom)	100,338
853	Discovery Communications, Inc., Class A(b)	22,272
1,268	Discovery Communications, Inc., Class C(b)	31,839
1,466	Dollar General Corp.	101,286
1,333	Dollar Tree, Inc.(b)	100,708
681	Expedia, Inc., Class A	88,006
765	Foot Locker, Inc.	51,079
22,064	Ford Motor Co.	259,031
1,239	Gap, Inc. (The)	34,184
652	Garmin Ltd.	31,531
8,036	General Motors Co.	253,938
842	Genuine Parts Co.	76,277
1,484	Goodyear Tire & Rubber Co. (The)	43,081
1,239	H&R Block, Inc.	28,460
2,136	Hanesbrands, Inc.	54,895
1,011	Harley-Davidson, Inc.	57,647
395	Harman International Industries, Inc.	31,485
639	Hasbro, Inc.	53,299
6,986	Home Depot, Inc. (The)	852,362
2,266	Interpublic Group of Cos., Inc. (The)	50,736
1,016	Kohl’s Corp.	44,450
1,358	L Brands, Inc.	98,034
756	Leggett & Platt, Inc.	34,685
1,063	Lennar Corp., Class A	44,316
1,736	LKQ Corp.(b)	56,038
4,945	Lowe’s Cos., Inc.	329,584
1,744	Macy’s, Inc.	63,639
1,808	Marriott International, Inc., Class A	124,210
1,926	Mattel, Inc.	60,727
4,825	McDonald’s Corp.	543,150
956	Michael Kors Holdings Ltd.(b)	48,546
357	Mohawk Industries, Inc.(b)	65,795
2,424	Netflix, Inc.(b)	302,685
2,726	Newell Brands, Inc.	130,903
2,152	News Corp., Class A	26,082
678	News Corp., Class B	8,407
7,623	NIKE, Inc., Class B	382,522
657	Nordstrom, Inc.	34,164
1,338	Omnicom Group, Inc.	106,799
537	O’Reilly Automotive, Inc.(b)	142,004

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
281	Priceline Group, Inc. (The)(b)	$414,259
1,748	PulteGroup, Inc.	32,513
454	PVH Corp.	48,569
319	Ralph Lauren Corp., Class A	31,294
2,242	Ross Stores, Inc.	140,215
950	Royal Caribbean Cruises Ltd.	73,026
538	Scripps Networks Interactive, Inc., Class A	34,626
427	Signet Jewelers Ltd.	34,698
3,677	Staples, Inc.	27,210
8,292	Starbucks Corp.	440,056
3,250	Target Corp.	223,372
1,212	TEGNA, Inc.	23,779
608	Tiffany & Co.	44,639
4,398	Time Warner, Inc.	391,378
3,712	TJX Cos., Inc. (The)	273,760
756	Tractor Supply Co.	47,348
646	TripAdvisor, Inc., Class A(b)	41,654
6,016	Twenty-First Century Fox, Inc., Class A	158,040
2,754	Twenty-First Century Fox, Inc., Class B	72,678
332	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	80,789
1,042	Under Armour, Inc., Class C(b)	26,946
1,037	Under Armour, Inc., Class A(b)	32,251
503	Urban Outfitters, Inc.(b)	16,825
1,876	VF Corp.	101,698
1,963	Viacom, Inc., Class B	73,730
8,359	Walt Disney Co. (The)	774,796
426	Whirlpool Corp.	63,823
621	Wyndham Worldwide Corp.	40,887
449	Wynn Resorts Ltd.	42,453
1,971	Yum! Brands, Inc.	170,058

		12,707,620

	Consumer Staples—9.8%
11,046	Altria Group, Inc.	730,362
3,289	Archer-Daniels-Midland Co.	143,302
1,031	Brown-Forman Corp., Class B	47,601
1,100	Campbell Soup Co.	59,774
1,457	Church & Dwight Co., Inc.	70,315
732	Clorox Co. (The)	87,855
21,963	Coca-Cola Co. (The)	931,231
5,040	Colgate-Palmolive Co.	359,654
2,356	ConAgra Foods, Inc.	113,512
1,002	Constellation Brands, Inc., Class A	167,454
2,477	Costco Wholesale Corp.	366,274
2,667	Coty, Inc., Class A	61,314
6,028	CVS Health Corp.	506,955
1,048	Dr Pepper Snapple Group, Inc.	92,004
1,250	Estee Lauder Cos., Inc. (The), Class A	108,913
3,375	General Mills, Inc.	209,183
794	Hershey Co. (The)	81,353
1,528	Hormel Foods Corp.	58,828
658	JM Smucker Co. (The)	86,402
1,426	Kellogg Co.	107,135
2,034	Kimberly-Clark Corp.	232,710
3,368	Kraft Heinz Co. (The)	299,584
5,365	Kroger Co. (The)	166,208
651	McCormick & Co., Inc.	62,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
1,044	Mead Johnson Nutrition Co.	$78,060
1,041	Molson Coors Brewing Co., Class B	108,066
8,795	Mondelez International, Inc., Class A	395,247
764	Monster Beverage Corp.(b)	110,276
8,137	PepsiCo, Inc.	872,286
8,771	Philip Morris International, Inc.	845,875
15,089	Procter & Gamble Co. (The)	1,309,725
4,680	Reynolds American, Inc.	257,774
2,888	Sysco Corp.	138,971
1,682	Tyson Foods, Inc., Class A	119,170
4,834	Walgreens Boots Alliance, Inc.	399,917
8,569	Wal-Mart Stores, Inc.	600,001
1,803	Whole Foods Market, Inc.	51,007

		10,436,709

	Energy—7.0%
3,085	Anadarko Petroleum Corp.	183,372
2,146	Apache Corp.	127,644
2,420	Baker Hughes, Inc.	134,068
2,630	Cabot Oil & Gas Corp.	54,914
4,215	Chesapeake Energy Corp.(b)	23,225
10,666	Chevron Corp.	1,117,264
537	Cimarex Energy Co.	69,343
804	Concho Resources, Inc.(b)	102,060
7,002	ConocoPhillips	304,237
2,960	Devon Energy Corp.	112,154
3,113	EOG Resources, Inc.	281,477
976	EQT Corp.	64,416
23,445	Exxon Mobil Corp.	1,953,437
1,276	FMC Technologies, Inc.(b)	41,177
4,868	Halliburton Co.	223,928
611	Helmerich & Payne, Inc.	38,560
1,521	Hess Corp.	72,962
10,854	Kinder Morgan, Inc.	221,747
4,790	Marathon Oil Corp.	63,132
2,989	Marathon Petroleum Corp.	130,291
915	Murphy Oil Corp.	23,671
2,135	National Oilwell Varco, Inc.	68,534
1,123	Newfield Exploration Co.(b)	45,583
2,429	Noble Energy, Inc.	83,728
4,319	Occidental Petroleum Corp.	314,898
1,190	ONEOK, Inc.	57,632
2,513	Phillips 66	203,930
959	Pioneer Natural Resources Co.	171,680
1,063	Range Resources Corp.	35,919
7,863	Schlumberger Ltd.	615,122
2,790	Southwestern Energy Co.(b)	28,988
3,963	Spectra Energy Corp.	165,693
672	Tesoro Corp.	57,100
1,942	Transocean Ltd.(b)	18,663
2,608	Valero Energy Corp.	154,498
3,862	Williams Cos., Inc. (The)	112,770

		7,477,817

	Financials—13.0%
305	Affiliated Managers Group, Inc.(b)	40,461
2,316	Aflac, Inc.	159,503

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
2,100	Allstate Corp. (The)	$142,590
4,387	American Express Co.	291,384
5,751	American International Group, Inc.	354,837
913	Ameriprise Financial, Inc.	80,700
1,502	Aon PLC	166,467
1,001	Arthur J. Gallagher & Co.	48,278
341	Assurant, Inc.	27,457
57,698	Bank of America Corp.	952,017
6,036	Bank of New York Mellon Corp. (The)	261,178
4,605	BB&T Corp.	180,516
10,734	Berkshire Hathaway, Inc., Class B(b)	1,548,916
690	BlackRock, Inc.	235,456
2,861	Capital One Financial Corp.	211,828
6,806	Charles Schwab Corp. (The)	215,750
2,629	Chubb Ltd.	333,883
846	Cincinnati Financial Corp.	59,880
16,427	Citigroup, Inc.	807,387
2,937	Citizens Financial Group, Inc.	77,360
1,916	CME Group, Inc., Class A	191,792
984	Comerica, Inc.	51,256
2,282	Discover Financial Services	128,545
1,547	E*TRADE Financial Corp.(b)	43,563
4,333	Fifth Third Bancorp	94,286
1,986	Franklin Resources, Inc.	66,849
2,132	Goldman Sachs Group, Inc. (The)	380,008
2,182	Hartford Financial Services Group, Inc. (The)	96,248
6,137	Huntington Bancshares, Inc.	65,052
674	Intercontinental Exchange, Inc.	182,243
2,533	Invesco Ltd.(c)	71,152
20,422	JPMorgan Chase & Co.	1,414,428
6,118	KeyCorp	86,386
522	Legg Mason, Inc.	14,992
1,834	Leucadia National Corp.	34,241
1,316	Lincoln National Corp.	64,602
1,563	Loews Corp.	67,256
886	M&T Bank Corp.	108,739
2,930	Marsh & McLennan Cos., Inc.	185,733
6,213	MetLife, Inc.	291,762
946	Moody’s Corp.	95,092
8,323	Morgan Stanley	279,403
646	Nasdaq, Inc.	41,325
1,792	Navient Corp.	22,902
1,204	Northern Trust Corp.	87,194
1,759	People’s United Financial, Inc.	28,566
2,778	PNC Financial Services Group, Inc. (The)	265,577
1,512	Principal Financial Group, Inc.	82,555
3,290	Progressive Corp. (The)	103,668
2,471	Prudential Financial, Inc.	209,516
7,097	Regions Financial Corp.	76,009
1,493	S&P Global, Inc.	181,922
2,073	State Street Corp.	145,545
2,834	SunTrust Banks, Inc.	128,182
4,479	Synchrony Financial	128,055
1,406	T. Rowe Price Group, Inc.	89,998
630	Torchmark Corp.	39,948
1,630	Travelers Cos., Inc. (The)	176,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
9,096	U.S. Bancorp	$407,137
1,327	Unum Group	46,976
25,675	Wells Fargo & Co.	1,181,307
734	Willis Towers Watson PLC	92,411
1,554	XL Group Ltd. (Ireland)	53,924
1,160	Zions Bancorporation	37,364

		13,835,890

	Health Care—13.6%
8,311	Abbott Laboratories	326,124
9,208	AbbVie, Inc.	513,622
1,983	Aetna, Inc.	212,875
1,841	Agilent Technologies, Inc.	80,212
1,268	Alexion Pharmaceuticals, Inc.(b)	165,474
2,239	Allergan PLC(b)	467,817
1,023	AmerisourceBergen Corp.	71,937
4,230	Amgen, Inc.	597,107
1,488	Anthem, Inc.	181,328
2,768	Baxter International, Inc.	131,729
1,204	Becton, Dickinson and Co.	202,164
1,239	Biogen, Inc.(b)	347,143
7,693	Boston Scientific Corp.(b)	169,246
9,447	Bristol-Myers Squibb Co.	480,947
416	C.R. Bard, Inc.	90,139
1,802	Cardinal Health, Inc.	123,779
4,382	Celgene Corp.(b)	447,753
965	Centene Corp.(b)	60,293
1,699	Cerner Corp.(b)	99,527
1,451	Cigna Corp.	172,422
276	Cooper Cos., Inc. (The)	48,587
3,436	Danaher Corp.	269,898
937	DaVita, Inc.(b)	54,927
1,317	DENTSPLY Sirona, Inc.	75,820
1,203	Edwards Lifesciences Corp.(b)	114,550
5,492	Eli Lilly & Co.	405,529
1,121	Endo International PLC(b)	21,019
3,563	Express Scripts Holding Co.(b)	240,146
7,461	Gilead Sciences, Inc.	549,353
1,670	HCA Holdings, Inc.(b)	127,805
462	Henry Schein, Inc.(b)	68,930
1,569	Hologic, Inc.(b)	56,500
843	Humana, Inc.	144,600
829	Illumina, Inc.(b)	112,860
218	Intuitive Surgical, Inc.(b)	146,513
15,468	Johnson & Johnson	1,794,133
578	Laboratory Corp. of America Holdings(b)	72,447
609	Mallinckrodt PLC(b)	36,089
1,276	McKesson Corp.	162,269
7,813	Medtronic PLC	640,822
15,634	Merck & Co., Inc.	918,029
150	Mettler-Toledo International, Inc.(b)	60,612
2,600	Mylan NV(b)	94,900
472	Patterson Cos., Inc.	20,159
619	PerkinElmer, Inc.	31,501
810	Perrigo Co. PLC	67,384
34,295	Pfizer, Inc.	1,087,495
787	Quest Diagnostics, Inc.	64,093

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
427	Regeneron Pharmaceuticals, Inc.(b)	$147,324
1,611	St. Jude Medical, Inc.	125,400
1,757	Stryker Corp.	202,670
2,229	Thermo Fisher Scientific, Inc.	327,730
5,384	UnitedHealth Group, Inc.	760,921
510	Universal Health Services, Inc., Class B	61,562
528	Varian Medical Systems, Inc.(b)	47,905
1,401	Vertex Pharmaceuticals, Inc.(b)	106,280
456	Waters Corp.(b)	63,448
1,132	Zimmer Biomet Holdings, Inc.	119,313
2,798	Zoetis, Inc.	133,744

		14,524,905

	Industrials—9.7%
3,417	3M Co.	564,830
249	Acuity Brands, Inc.	55,669
696	Alaska Air Group, Inc.	50,265
542	Allegion PLC	34,601
2,995	American Airlines Group, Inc.	121,597
1,314	AMETEK, Inc.	57,947
2,479	Arconic, Inc.	71,197
3,280	Boeing Co. (The)	467,170
806	C.H. Robinson Worldwide, Inc.	54,905
3,303	Caterpillar, Inc.	275,668
484	Cintas Corp.	51,628
5,348	CSX Corp.	163,168
876	Cummins, Inc.	111,970
1,635	Deere & Co.	144,371
4,233	Delta Air Lines, Inc.	176,812
877	Dover Corp.	58,663
206	Dun & Bradstreet Corp. (The)	25,719
2,570	Eaton Corp. PLC	163,889
3,638	Emerson Electric Co.	184,374
675	Equifax, Inc.	83,680
1,024	Expeditors International of Washington, Inc.	52,705
1,633	Fastenal Co.	63,654
1,381	FedEx Corp.	240,736
737	Flowserve Corp.	31,212
788	Fluor Corp.	40,968
1,700	Fortive Corp.	86,785
871	Fortune Brands Home & Security, Inc.	47,583
1,622	General Dynamics Corp.	244,500
50,667	General Electric Co.	1,474,410
4,301	Honeywell International, Inc.	471,734
1,806	Illinois Tool Works, Inc.	205,107
1,459	Ingersoll-Rand PLC	98,176
497	J.B. Hunt Transport Services, Inc.	40,560
687	Jacobs Engineering Group, Inc.(b)	35,435
5,337	Johnson Controls International PLC	215,188
611	Kansas City Southern	53,621
437	L-3 Communications Holdings, Inc.	59,843
1,427	Lockheed Martin Corp.	351,584
1,867	Masco Corp.	57,653
1,899	Nielsen Holdings PLC	85,493
1,660	Norfolk Southern Corp.	154,380
1,009	Northrop Grumman Corp.	231,061
1,981	PACCAR, Inc.	108,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
757	Parker-Hannifin Corp.	$92,922
943	Pentair PLC (United Kingdom)	51,988
1,049	Pitney Bowes, Inc.	18,714
854	Quanta Services, Inc.(b)	24,553
1,668	Raytheon Co.	227,866
1,318	Republic Services, Inc.	69,366
736	Robert Half International, Inc.	27,541
732	Rockwell Automation, Inc.	87,635
735	Rockwell Collins, Inc.	61,975
573	Roper Technologies, Inc.	99,307
303	Ryder System, Inc.	21,025
329	Snap-on, Inc.	50,699
3,507	Southwest Airlines Co.	140,455
850	Stanley Black & Decker, Inc.	96,764
481	Stericycle, Inc.(b)	38,523
1,524	Textron, Inc.	61,082
283	TransDigm Group, Inc.	77,106
4,709	Union Pacific Corp.	415,240
1,659	United Continental Holdings, Inc.(b)	93,286
3,908	United Parcel Service, Inc., Class B	421,126
488	United Rentals, Inc.(b)	36,922
4,401	United Technologies Corp.	449,782
888	Verisk Analytics, Inc.(b)	72,416
315	W.W. Grainger, Inc.	65,558
2,301	Waste Management, Inc.	151,084
1,013	Xylem, Inc.	48,958

		10,371,201

	Information Technology—21.1%
3,520	Accenture PLC, Class A	409,165
3,857	Activision Blizzard, Inc.	166,507
2,817	Adobe Systems, Inc.(b)	302,856
988	Akamai Technologies, Inc.(b)	68,636
331	Alliance Data Systems Corp.	67,679
1,667	Alphabet, Inc., Class A(b)	1,350,103
1,670	Alphabet, Inc., Class C(b)	1,310,182
1,745	Amphenol Corp., Class A	115,048
1,738	Analog Devices, Inc.	111,406
30,466	Apple, Inc.	3,459,110
6,111	Applied Materials, Inc.	177,708
1,104	Autodesk, Inc.(b)	79,797
2,579	Automatic Data Processing, Inc.	224,528
2,236	Broadcom Ltd. (Singapore)	380,746
1,776	CA, Inc.	54,594
28,438	Cisco Systems, Inc.	872,478
881	Citrix Systems, Inc.(b)	74,709
3,432	Cognizant Technology Solutions Corp., Class A(b)	176,233
5,862	Corning, Inc.	133,126
824	CSRA, Inc.	20,674
5,937	eBay, Inc.(b)	169,264
1,700	Electronic Arts, Inc.(b)	133,484
375	F5 Networks, Inc.(b)	51,829
13,133	Facebook, Inc., Class A(b)	1,720,292
1,853	Fidelity National Information Services, Inc.	136,974
435	First Solar, Inc.(b)	17,613
1,243	Fiserv, Inc.(b)	122,411

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
776	FLIR Systems, Inc.	$25,546
869	Global Payments, Inc.	63,020
703	Harris Corp.	62,715
9,395	Hewlett Packard Enterprise Co.	211,106
9,673	HP, Inc.	140,162
26,749	Intel Corp.	932,738
4,917	International Business Machines Corp.	755,694
1,386	Intuit, Inc.	150,714
2,165	Juniper Networks, Inc.	57,026
882	KLA-Tencor Corp.	66,247
907	Lam Research Corp.	87,852
1,355	Linear Technology Corp.	81,381
5,421	MasterCard, Inc., Class A	580,155
1,218	Microchip Technology, Inc.	73,750
5,871	Micron Technology, Inc.(b)	100,746
44,059	Microsoft Corp.	2,640,015
943	Motorola Solutions, Inc.	68,443
1,576	NetApp, Inc.	53,489
3,024	NVIDIA Corp.	215,188
17,016	Oracle Corp.	653,755
1,814	Paychex, Inc.	100,133
6,346	PayPal Holdings, Inc.(b)	264,374
723	Qorvo, Inc.(b)	40,235
8,332	QUALCOMM, Inc.	572,575
1,024	Red Hat, Inc.(b)	79,309
3,640	salesforce.com, inc.(b)	273,582
1,689	Seagate Technology PLC	57,950
1,061	Skyworks Solutions, Inc.	81,633
3,480	Symantec Corp.	87,104
2,010	TE Connectivity Ltd. (Switzerland)	126,369
737	Teradata Corp.(b)	19,869
5,672	Texas Instruments, Inc.	401,861
935	Total System Services, Inc.	46,638
526	VeriSign, Inc.(b)	44,194
10,665	Visa, Inc., Class A	879,969
1,608	Western Digital Corp.	93,971
2,757	Western Union Co. (The)	55,333
4,812	Xerox Corp.	47,013
1,433	Xilinx, Inc.	72,897
4,950	Yahoo!, Inc.(b)	205,672

		22,477,575

	Materials—2.8%
1,225	Air Products & Chemicals, Inc.	163,439
636	Albemarle Corp.	53,138
502	Avery Dennison Corp.	35,035
986	Ball Corp.	75,991
1,318	CF Industries Holdings, Inc.	31,645
6,371	Dow Chemical Co. (The)	342,823
4,943	E.I. du Pont de Nemours & Co.	340,029
835	Eastman Chemical Co.	60,045
1,484	Ecolab, Inc.	169,428
757	FMC Corp.	35,496
6,909	Freeport-McMoRan, Inc.	77,243
450	International Flavors & Fragrances, Inc.	58,851
2,325	International Paper Co.	104,695
1,927	LyondellBasell Industries NV, Class A	153,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
358	Martin Marietta Materials, Inc.	$66,366
2,474	Monsanto Co.	249,305
1,980	Mosaic Co. (The)	46,589
2,999	Newmont Mining Corp.	111,083
1,800	Nucor Corp.	87,930
917	Owens-Illinois, Inc.(b)	17,698
1,505	PPG Industries, Inc.	140,161
1,613	Praxair, Inc.	188,818
1,112	Sealed Air Corp.	50,740
454	Sherwin-Williams Co. (The)	111,166
753	Vulcan Materials Co.	85,240
1,422	WestRock Co.	65,682

		2,921,929

	Real Estate—2.9%
2,405	American Tower Corp. REIT	281,842
886	Apartment Investment & Management Co., Class A REIT	39,046
776	AvalonBay Communities, Inc. REIT	132,836
869	Boston Properties, Inc. REIT	104,697
1,689	CBRE Group, Inc., Class A(b)	43,509
1,908	Crown Castle International Corp. REIT	173,609
831	Digital Realty Trust, Inc. REIT	77,640
401	Equinix, Inc. REIT	143,269
2,067	Equity Residential REIT	127,637
371	Essex Property Trust, Inc. REIT	79,427
712	Extra Space Storage, Inc. REIT	52,083
400	Federal Realty Investment Trust REIT	58,092
3,301	General Growth Properties, Inc. REIT	82,360
2,643	HCP, Inc. REIT	90,523
4,197	Host Hotels & Resorts, Inc. REIT	64,970
1,384	Iron Mountain, Inc. REIT	46,682
2,374	Kimco Realty Corp. REIT	63,172
682	Macerich Co. (The) REIT	48,272
2,979	Prologis, Inc. REIT	155,385
843	Public Storage REIT	180,166
1,462	Realty Income Corp. REIT	86,609
1,777	Simon Property Group, Inc. REIT	330,451
566	SL Green Realty Corp. REIT	55,593
1,510	UDR, Inc. REIT	52,805
1,986	Ventas, Inc. REIT	134,551
971	Vornado Realty Trust REIT	90,089
2,023	Welltower, Inc. REIT	138,636
4,232	Weyerhaeuser Co. REIT	126,664

		3,060,615

	Telecommunication Services—2.4%
34,783	AT&T, Inc.	1,279,666
3,087	CenturyLink, Inc.	82,052
6,632	Frontier Communications Corp.	26,661
1,647	Level 3 Communications, Inc.(b)	92,479
23,047	Verizon Communications, Inc.	1,108,561

		2,589,419

	Utilities—3.3%
3,726	AES Corp. (The)	43,855
1,285	Alliant Energy Corp.	48,894

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
1,372	Ameren Corp.	$68,531
2,780	American Electric Power Co., Inc.	180,255
1,006	American Water Works Co., Inc.	74,484
2,435	CenterPoint Energy, Inc.	55,518
1,578	CMS Energy Corp.	66,513
1,722	Consolidated Edison, Inc.	130,097
3,537	Dominion Resources, Inc.	265,982
1,015	DTE Energy Co.	97,450
3,895	Duke Energy Corp.	311,678
1,841	Edison International	135,277
1,012	Entergy Corp.	74,564
1,794	Eversource Energy	98,778
5,218	Exelon Corp.	177,777
2,404	FirstEnergy Corp.	82,433
2,640	NextEra Energy, Inc.	337,920
1,821	NiSource, Inc.	42,357
1,782	NRG Energy, Inc.	18,943
2,818	PG&E Corp.	175,054
629	Pinnacle West Capital Corp.	47,886
3,833	PPL Corp.	131,625
2,860	Public Service Enterprise Group, Inc.	120,349
808	SCANA Corp.	59,275
1,413	Sempra Energy	151,332
5,533	Southern Co. (The)	285,337
1,784	WEC Energy Group, Inc.	106,541
2,871	Xcel Energy, Inc.	119,290

		3,507,995

	Total Common Stocks and Other Equity Interests (Cost $102,474,692)	103,911,675

	Money Market Fund—0.2%
163,073	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(d) (Cost $163,073)	163,073

	Total Investments (Cost $102,637,765)—97.7%	104,074,748
	Other assets less liabilities—2.3%	2,498,923

	Net Assets—100.0%	$106,573,671

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Schedule of Investments

PowerShares Variable Rate Investment Grade Portfolio (VRIG)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds and Notes—34.7%
	Auto Manufacturers—3.3%
$600,000	Ford Motor Credit Co. LLC(a)	1.648%	08/12/2019	$600,375
1,050,000	Ford Motor Credit Co. LLC, Series 1(a)	1.675	03/12/2019	1,050,950

				1,651,325

	Banks—15.8%
2,000,000	Citigroup, Inc.(a)	2.255	09/01/2023	2,008,738
1,500,000	Goldman Sachs Group, Inc. (The)(a)	2.242	04/23/2021	1,519,813
250,000	Goldman Sachs Group, Inc. (The), GMTN(a)	2.640	10/28/2027	250,792
1,500,000	JPMorgan Chase & Co., Series 1	7.900	12/29/2049	1,548,000
1,500,000	Morgan Stanley, GMTN(a)	2.281	04/21/2021	1,528,797
1,000,000	Wells Fargo & Co., Series K	7.980	03/29/2049	1,043,750

				7,899,890

	Healthcare-Services—2.3%
1,000,000	HCA, Inc.	6.500	02/15/2020	1,110,000

	Insurance—3.3%
1,750,000	Chubb Corp. (The)	6.375	04/15/2037	1,653,750

	Miscellaneous Manufacturing—3.7%
1,750,000	General Electric Co., Series D(a)	5.000	12/29/2049	1,856,138

	Oil & Gas—3.0%
1,500,000	ConocoPhillips Co.(a)	1.717	05/15/2022	1,479,487

	Telecommunications—3.3%
1,500,000	Sprint Communications, Inc.(b)	9.000	11/15/2018	1,653,750

	Total Corporate Bonds and Notes (Cost $17,278,445)			17,304,340

	Structured Agency Credit Risk (STACR)—21.2%(a)(c)
550,821	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2014-HQ1	3.034	08/25/2024	556,123
2,000,000	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2014-HQ2	2.734	09/25/2024	2,053,635
558,339	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2014-HQ3	3.184	10/25/2024	562,774
2,000,000	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2015-HQ1	2.734	03/25/2025	2,023,613
955,000	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2015-HQA1	3.184	03/25/2028	972,027
918,000	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2016-DNA1	3.434	07/25/2028	945,568
1,000,000	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2016-DNA3	2.534	12/25/2028	1,011,219
420,000	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2016-HQA1	3.284	09/25/2028	431,950
2,000,000	Federal Home Loan Mortgage Corp. (FHLMC), Class M2, Series 2016-HQA3	1.884	03/25/2029	2,005,269

				10,562,178

	Total Structured Agency Credit Risk (STACR) (Cost $10,611,242)			10,562,178

	U. S. Government Sponsored Agency Mortgage-Backed Securities—15.7%(a)
	Federal Home Loan Mortgage Corp. (FHLMC)—6.7%
1,397,587	Federal Home Loan Mortgage Corp. (FHLMC)	2.774	06/01/2037	1,472,861
1,776,379	Federal Home Loan Mortgage Corp. (FHLMC)	2.910	11/01/2038	1,892,198

				3,365,059

	Federal National Mortgage Corp. (FNMA)—9.0%
325,408	Federal National Mortgage Association (FNMA)	2.713	02/01/2035	326,694
2,540,833	Federal National Mortgage Association (FNMA)	2.848	07/01/2035	2,715,587
1,377,282	Federal National Mortgage Association (FNMA)	2.822	03/01/2037	1,452,999

				4,495,280

	Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $7,871,795)			7,860,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

PowerShares Variable Rate Investment Grade Portfolio (VRIG) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Collateralized Mortgage Obligations—13.6%(a)
$783,560	Adjustable Rate Mortgage Trust 2004-2, Class 6A1, Series 2004-2	3.096%	02/25/2035	$777,180
2,000,000	Commercial 2014-FL5 Mortgage Trust, Class B, Series 2014-FL5(b)	2.685	10/15/2031	1,981,807
1,000,000	Prime Finance Partners 2015-2 Ltd., Class AS, Series 2015-2 (Cayman Islands)(b)	2.535	07/14/2034	997,588
1,500,000	Wells Fargo – Royal Bank of Scotland Commercial Mortgage Trust 2012-C7, Class AFL, Series 2012-C7(b)	1.735	06/15/2045	1,525,151
1,500,000	Wells Fargo – Royal Bank of Scotland Commercial Mortgage Trust 2012-C8, Class AFL, Series 2012-C8(b)	1.535	08/15/2045	1,508,888

				6,790,614

	Total Collateralized Mortgage Obligations (Cost $6,781,657)			6,790,614

	U. S. Treasury Securities—10.1%(a)
2,850,000	U.S. Treasury Notes	0.540	04/30/2018	2,853,890
2,200,000	U.S. Treasury Notes	0.524	07/31/2018	2,201,377

				5,055,267

	Total U. S. Treasury Securities (Cost $5,052,437)			5,055,267

	Asset-Backed Securities—4.0%(a)
1,000,000	Capital One Multi-Asset Execution Trust, Class A2, Series 2016-A2	1.165	02/15/2024	1,006,228
1,000,000	Ford Credit Floorplan Master Owner Trust A, Class A2, Series 2015-2	1.105	01/15/2022	1,002,597

	Total Asset-Backed Securities (Cost $2,006,626)			2,008,825

Number of Shares
	Money Market Fund—0.2%
124,597	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(d) (Cost $124,597)			124,597

	Total Investments (Cost $49,726,799)—99.5%			49,706,160
	Other assets less liabilities—0.5%			249,780

	Net Assets—100.0%			$49,955,940

Investment Abbreviations:

GMTN—Global Medium-Term Note

Notes to Schedule of Investments:

(a)	Interest or dividend rate is predetermined periodically. Rate shown is the rate in effect on October 31, 2016.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $7,667,184, which represented 15.35% of the Fund’s Net Assets.
(c)	Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Statements of Assets and Liabilities

October 31, 2016

	PowerShares Active U.S. Real Estate Fund (PSR)	PowerShares Multi-Strategy Alternative Portfolio (LALT)	PowerShares S&P 500® Downside Hedged Portfolio (PHDG)	PowerShares Variable Rate Investment Grade Portfolio (VRIG)
Assets:
Unaffiliated investments, at value	$26,443,240	$2,307,144	$103,840,523	$49,581,563
Affiliated investments, at value	2,163	4,181,350	234,225	124,597

Total investments, at value	26,445,403	6,488,494	104,074,748	49,706,160
Cash	—	29,750	—	2,770
Cash collateral for futures contracts	—	333,193	2,677,429	—
Receivables:
Dividends and interest	22,289	7,138	101,236	184,289
Shares sold	—	5,921	—	—
Investments sold	—	—	1,166,091	75,358
Unrealized appreciation on forward foreign currency contracts outstanding	—	19,567	—	—
Unrealized appreciation on futures contracts	—	68,057	58,276	—

Total Assets	26,467,692	6,952,120	108,077,780	49,968,577

Liabilities:
Due to custodian	—	—	573	—
Payables:
Shares repurchased	—	815	1,173,109	—
Investments purchased	—	—	295,070	—
Unrealized depreciation on forward foreign currency contracts outstanding	—	15,274	—	—
Unrealized depreciation on futures contracts	—	8,445	—	—
Accrued unitary management fees	18,161	5,079	35,357	12,637

Total Liabilities	18,161	29,613	1,504,109	12,637

Net Assets	$26,449,531	$6,922,507	$106,573,671	$49,955,940

Net Assets Consist of:
Shares of beneficial interest	$26,177,065	$7,956,893	$193,673,992	$49,989,471
Undistributed net investment income.	215,564	95,913	521,377	—
Undistributed net realized gain (loss)	(655,258)	(1,120,385)	(89,116,957)	(12,892)
Net unrealized appreciation (depreciation)	712,160	(9,914)	1,495,259	(20,639)

Net Assets	$26,449,531	$6,922,507	$106,573,671	$49,955,940

Shares outstanding (unlimited amount authorized, $0.01 par value)	350,000	300,000	4,550,000	2,000,001
Net asset value	$75.57	$23.08	$23.42	$24.98

Market price	$75.55	$23.05	$23.45	$25.04

Unaffiliated investments, at cost	$25,731,080	$2,380,963	$102,389,623	$49,602,202

Affiliated investments, at cost	$2,163	$4,181,350	$248,142	$124,597

Total investments, at cost	$25,733,243	$6,562,313	$102,637,765	$49,726,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Statements of Operations

For the year ended October 31, 2016

	PowerShares Active U.S. Real Estate Fund (PSR)	PowerShares Multi-Strategy Alternative Portfolio (LALT)	PowerShares S&P 500® Downside Hedged Portfolio (PHDG)	PowerShares Variable Rate Investment Grade Portfolio (VRIG)(a)
Investment Income:
Unaffiliated dividend income	$1,101,290	$102,926	$4,563,551	$—
Affiliated dividend income	124	13,856	118,062	53
Unaffiliated interest income	—	—	—	125,608
Foreign withholding tax	—	(923)	—	—

Total Income	1,101,414	115,859	4,681,613	125,661

Expenses:
Unitary management fees	280,677	107,706	968,432	16,143

Less: Waivers	(80)	(7,278)	(61,986)	(36)

Net Expenses	280,597	100,428	906,446	16,107

Net Investment Income	820,817	15,431	3,775,167	109,554

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(661,291)	(272,989)	5,421,343	(12,892)
In-kind redemptions	1,696,927	64,462	19,830,500	—
Futures contracts	—	(689,479)	(10,737,165)	—
Foreign currencies	—	(17,659)	—	—
Forward foreign currency contracts	—	100,083	—	—

Net realized gain (loss)	1,035,636	(815,582)	14,514,678	(12,892)

Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,983,830)	300,460	(22,632,985)	(20,639)
Futures contracts	—	586,948	(549,973)	—
Forward foreign currency contracts	—	(6,984)	—	—

Net change in unrealized appreciation (depreciation)	(1,983,830)	880,424	(23,182,958)	(20,639)

Net realized and unrealized gain (loss)	(948,194)	64,842	(8,668,280)	(33,531)

Net increase (decrease) in net assets resulting from operations	$(127,377)	$80,273	$(4,893,113)	$76,023

(a)	For the period September 20, 2016 (commencement of investment operations) through October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Statements of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	PowerShares Active U.S. Real Estate Fund (PSR)		PowerShares Multi-Strategy Alternative Portfolio (LALT)
	2016	2015	2016	2015
Operations:
Net investment income (loss)	$820,817	$1,039,541	$15,431	$(24,792)
Net realized gain (loss)	1,035,636	2,358,526	(815,582)	(583,036)
Net change in unrealized appreciation (depreciation)	(1,983,830)	(1,016,843)	880,424	(1,037,931)

Net increase (decrease) in net assets resulting from operations	(127,377)	2,381,224	80,273	(1,645,759)

Distributions to Shareholders from:
Net investment income	(967,706)	(860,284)	—	—
Net realized gains	(621,532)	—	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	(1,589,238)	(860,284)	—	—

Shareholder Transactions:
Proceeds from shares sold	—	25,408,584	—	7,198,920
Value of shares repurchased	(26,902,972)	(14,256,223)	(9,008,881)	(11,880,789)

Net increase (decrease) in net assets resulting from shares transactions	(26,902,972)	11,152,361	(9,008,881)	(4,681,869)

Increase (Decrease) in Net Assets	(28,619,587)	12,673,301	(8,928,608)	(6,327,628)

Net Assets:
Beginning of year	55,069,118	42,395,817	15,851,115 (b)	22,139,929

End of year	$26,449,531	$55,069,118	$6,922,507	$15,812,301

Undistributed net investment income (loss) at end of year	$215,564	$354,017	$95,913	$(40,756)

Changes in Shares Outstanding:
Shares sold	—	350,000	—	300,000
Shares repurchased	(400,000)	(200,000)	(400,000)	(500,000)
Shares outstanding, beginning of year	750,000	600,000	700,000	900,000

Shares outstanding, end of year	350,000	750,000	300,000	700,000

(a)	For the period September 20, 2016 (commencement of investment operations) through October 31, 2016.
(b)	See Note 9.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

PowerShares S&P 500® Downside Hedged Portfolio (PHDG)		PowerShares Variable Rate Investment Grade Portfolio (VRIG)
2016	2015	2016(a)

$3,775,167	$7,283,018	$109,554
14,514,678	(76,992,835)	(12,892)
(23,182,958)	(1,303,621)	(20,639)

(4,893,113)	(71,013,438)	76,023

(4,842,506)	(7,133,672)	(109,554)
—	(27,026,571)	—
—	—	(86)

(4,842,506)	(34,160,243)	(109,640)

24,288,532	290,676,953	49,989,557
(324,960,014)	(297,987,820)	—

(300,671,482)	(7,310,867)	49,989,557

(310,407,101)	(112,484,548)	49,955,940

416,980,772	529,465,320	—

$106,573,671	$416,980,772	$49,955,940

$521,377	$972,472	$—

1,000,000	10,350,000	2,000,001
(13,200,000)	(11,550,000)	—
16,750,000	17,950,000	—

4,550,000	16,750,000	2,000,001

27

Financial Highlights

PowerShares Active U.S. Real Estate Fund (PSR)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$73.43	$70.66	$60.33	$55.99	$50.32
Net investment income(a)	1.73	1.51	0.92	0.93	0.77
Net realized and unrealized gain on investments	3.04	2.51	10.33	4.20	5.82
Total from investment operations	4.77	4.02	11.25	5.13	6.59
Distributions to shareholders from:
Net investment income	(1.80)	(1.25)	(0.92)	(0.79)	(0.84)
Net realized gains	(0.83)	—	—	—	(0.08)
Total distributions	(2.63)	(1.25)	(0.92)	(0.79)	(0.92)
Net asset value at end of year	$75.57	$73.43	$70.66	$60.33	$55.99
Market price at end of year(b)	$75.55	$73.49	$70.63	$60.35	$55.94
Net Asset Value Total Return(c)	6.65%	5.72%	18.95%	9.23%	13.22%
Market Price Total Return(c)	6.53%	5.85%	18.86%	9.37%	13.03%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$26,450	$55,069	$42,396	$33,180	$22,394
Ratio to average net assets of:
Expenses, after Waivers	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses, prior to Waivers	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	2.34%	2.09%	1.46%	1.56%	1.42%
Portfolio turnover rate(d)	192%	199%	169%	131%	33%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Multi-Strategy Alternative Portfolio (LALT)

	Year Ended October 31,				For the Period May 27, 2014(a) Through October 31, 2014
	2016		2015
Per Share Operating Performance:
Net asset value at beginning of period	$22.59		$24.60		$25.00
Net investment income (loss)(b)	0.03		(0.04)		0.01
Net realized and unrealized gain (loss) on investments	0.46		(1.97)		(0.41)
Total from investment operations	0.49		(2.01)		(0.40)
Net asset value at end of period	$23.08		$22.59		$24.60
Market price at end of period(c)	$23.05		$22.60		$24.55
Net Asset Value Total Return(d)	2.17%		(8.17)%		(1.60	)%(e)
Market Price Total Return(d)	1.99%		(7.94)%		(1.80	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$6,923		$15,812		$22,140
Ratio to average net assets of:
Expenses, after Waivers	0.89	%(f)	0.93	%(f)	0.90	%(f)(g)
Expenses, prior to Waivers	0.95	%(f)	0.95	%(f)	0.95	%(f)(g)
Net investment income (loss), after Waivers	0.14%		(0.15)%		0.08	%(g)
Portfolio turnover rate(h)	163%		154%		63%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 29, 2014, the first day of trading on the exchange) to October 31, 2014 was (1.64)%. The market price total return from Fund Inception to October 31, 2014 was (1.92)%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Financial Highlights (continued)

PowerShares S&P 500® Downside Hedged Portfolio (PHDG)

	Year Ended October 31,						For the Period December 4, 2012(a) Through October 31, 2013
	2016		2015		2014
Per Share Operating Performance:
Net asset value at beginning of period	$24.89		$29.50		$27.15		$25.00
Net investment income(b)	0.37		0.33		0.33		0.33
Net realized and unrealized gain (loss) on investments	(1.37)		(3.39)		2.49		2.04
Total from investment operations	(1.00)		(3.06)		2.82		2.37
Distributions to shareholders from:
Net investment income	(0.47)		(0.32)		(0.47)		(0.22)
Net realized gains	—		(1.23)		—		—
Total distributions	(0.47)		(1.55)		(0.47)		(0.22)
Net asset value at end of period	$23.42		$24.89		$29.50		$27.15
Market price at end of period(c)	$23.45		$24.92		$29.49		$27.23
Net Asset Value Total Return(d)	(4.10)%		(10.83)%		10.50%		9.51	%(e)
Market Price Total Return(d)	(4.09)%		(10.69)%		10.14%		9.83	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$106,574		$416,981		$529,465		$89,582
Ratio to average net assets of:
Expenses, after Waivers	0.37	%(f)	0.35	%(f)	0.36	%(f)	0.38	%(g)
Expenses, prior to Waivers	0.39	%(f)	0.39	%(f)	0.39	%(f)	0.39	%(g)
Net investment income, after Waivers	1.52%		1.23%		1.16%		1.37	%(g)
Portfolio turnover rate(h)	373%		478%		58%		99%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 6, 2012, the first day of trading on the exchange) to October 31, 2013 was 8.99%. The market price total return from Fund Inception to October 31, 2013 was 9.26%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Financial Highlights (continued)

PowerShares Variable Rate Investment Grade Portfolio (VRIG)

	For the Period September 20, 2016(a) Through October 31, 2016
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.06
Net realized and unrealized gain (loss) on investments	(0.03)
Total from investment operations	0.03
Distributions to shareholders from:
Net investment income	(0.05)
Return of capital	(0.00	)(c)
Total distributions	(0.05)
Net asset value at end of period	$24.98
Market price at end of period(d)	$25.04
Net Asset Value Total Return(e)	0.14	%(f)
Market Price Total Return(e)	0.38	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$49,956
Ratio to average net assets of:
Expenses, after Waivers	0.30	%(g)
Expenses, prior to Waivers	0.30	%(g)
Net investment income (loss), after Waivers	2.03	%(g)
Portfolio turnover rate(h)	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask price.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (September 22, 2016, the first day of trading on the exchange) to October 31, 2016 was 0.18%. The market price total return from Fund Inception to October 31, 2016 was 0.22%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Notes to Financial Statements

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2016

Note 1. Organization

PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2016, the Trust offered four portfolios:

Full Name	Short Name
PowerShares Active U.S. Real Estate Fund (PSR)	“Active U.S. Real Estate Fund”
PowerShares Multi-Strategy Alternative Portfolio (LALT)	“Multi-Strategy Alternative Portfolio”
PowerShares S&P 500® Downside Hedged Portfolio (PHDG)	“S&P 500® Downside Hedged Portfolio”
PowerShares Variable Rate Investment Grade Portfolio (VRIG)*	“Variable Rate Investment Grade Portfolio”

*	Commenced operations on September 20, 2016

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Shares of Active U.S. Real Estate Fund and S&P 500® Downside Hedged Portfolio are listed and traded on NYSE Arca, Inc., and Shares of Multi-Strategy Alternative Portfolio and Variable Rate Investment Grade Portfolio are listed and traded on The NASDAQ Stock Market LLC.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units for Active U.S. Real Estate Fund are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units for Multi-Strategy Alternative Portfolio are issued and redeemed principally in exchange for the deposit or delivery of cash. Creation Units for S&P 500® Downside Hedged Portfolio and Variable Rate Investment Grade Portfolio are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective for Active U.S. Real Estate Fund is high total return through growth of capital and current income. The investment objective for Multi-Strategy Alternative Portfolio is to seek a positive total return that has a low correlation to the broader securities markets. The investment objective for S&P 500® Downside Hedged Portfolio is to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income market returns. The investment objective for Variable Rate Investment Grade Portfolio is to generate current income while maintaining low portfolio duration as a primary objective and capital appreciation as a secondary objective.

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

31

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Equity Risk. Equity risk is the risk that the value of the securities that each Fund (except Variable Rate Investment Grade Portfolio) holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

REIT Risk. For Active U.S. Real Estate Fund, although the Fund will not invest in real estate directly, the REITs in which the Fund invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

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Non-Diversified Fund Risk. Because each Fund (except S&P 500® Downside Hedged Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase each Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on each Fund’s performance.

Management Risk. The Funds are subject to management risk because they are actively managed portfolios. In managing a Fund’s portfolio securities, the Adviser or a sub-adviser (as applicable and as set forth below), applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), Multi-Strategy Alternative Portfolio currently effects creations and redemptions principally for cash and S&P 500® Downside Hedged Portfolio and Variable Rate Investment Grade Portfolio currently effect creations and redemptions partially for cash and partially in-kind, rather than primarily in-kind, because of the nature of each of these Funds’ investments. As such, investments in each Fund’s Shares may be less tax efficient than investments in shares of conventional ETFs that utilize an entirely in-kind redemption process.

VIX Index Risk. For Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio, the Chicago Board Options Exchange (“CBOE”) can make methodological changes to the calculation of the Chicago Board Options Exchange Volatility Index (“VIX Index”) that could affect the value of the futures contracts on the VIX Index. There can be no assurance that the CBOE will not change the VIX Index calculation methodology in a way that may affect the value of your investment. Additionally, the CBOE may alter, discontinue or suspend calculation or dissemination of the VIX Index and/or the exercise settlement value. Any of these actions could adversely affect the value of each Fund’s Shares.

Tax Risk. Multi-Strategy Alternative Portfolio may purchase and sell interest rate futures, including Eurodollar interest rate futures or Euro Euribor interest rate futures, and VIX Index futures contracts. S&P 500® Downside Hedged Portfolio will gain most of its exposure to the futures markets by entering into VIX Index futures (and, to a lesser extent, S&P 500® Index futures (“S&P 500 Futures”)). To qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Funds must meet a qualifying income test each taxable year. The S&P 500® Downside Hedged Portfolio has received a private letter ruling from the Internal Revenue Service (“IRS”) that income it derives from VIX Index futures contracts will constitute qualifying income for purposes of that test. Multi-Strategy Alternative Portfolio received an opinion of its counsel (which is not binding on the IRS or courts) stating that such income should be qualifying for purposes of that test. Failure to comply with the qualifying income test in any taxable year would have significant negative tax consequences to shareholders of the Funds. If the IRS were to determine that the income that the Funds derive from futures did not constitute qualifying income, the Funds likely would be required to reduce their exposure to such investments in order to maintain qualification as a RIC, which may result in difficulty in implementing their investment strategies.

Risk of Investing in Investment Companies. Because Multi-Strategy Alternative Portfolio may invest in other investment companies generally and S&P 500® Downside Hedged Portfolio may invest in other ETFs specifically, each Fund’s investment performance may depend on the investment performance of the funds in which it invests. An investment in an investment company is subject to the risks associated with that investment company. Each Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests (including costs and fees of the investment companies), while continuing to pay its own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to a Fund’s investments in other investment companies.

Commodity Pool Risk. Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio invest in futures contracts, which cause each to be deemed to be a commodity pool, thereby subjecting each Fund to regulation under the Commodity Exchange Act and rules of the Commodity Futures Trading Commission (“CFTC”). The Adviser is registered as a Commodity Pool Operator (“CPO”) and as a commodity trading advisor (“CTA”), and the Funds will be operated in accordance with CFTC rules. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of these Funds. Registration as a commodity pool may have negative effects on the ability of each of these Funds to engage in their respective planned investment program.

Agency Debt Risk. Variable Rate Investment Grade Portfolio invests in debt issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Instruments issued by government agencies generally are backed only by the general creditworthiness and reputation of the government agency issuing the instrument and are not backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government.

Call Risk. For Variable Rate Investment Grade Portfolio, call risk (also termed prepayment risk) is the risk that a borrower repays its debts earlier than expected (especially if interest rates decline), resulting in premature repayment of a debt instrument. If interest rates fall, issuers of callable securities with high interest coupons may “call” (or repay) their bonds before their maturity date in accordance

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with the terms of the security. If such a repayment were to occur, the Fund would receive the principal (par) amount of the security and would no longer own that security. Any reinvestment of the amount of principal received would be subject to reinvestment risk, and the Fund could be forced to reinvest in a lower yielding security, which could reduce the Fund’s net investment income. If the Fund purchases a debt security at a premium to its par value, and that security is called at par, the Fund can lose money.

Credit Risk. The issuer of instruments in which Variable Rate Investment Grade Portfolio invests may be unable to meet interest and/or principal payments. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. Even in the case of collateralized debt obligations, there is no assurance that the sale of collateral would raise enough cash to satisfy an issuer’s payment obligations or that the collateral can or will be liquidated.

Interest Rate Risk. For Variable Rate Investment Grade Portfolio, interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. “Duration risk” is related to interest rate risk; it refers to the risks associated with the sensitivity of a bond’s price to a one percent change in interest rates. Bonds with longer durations (i.e., a greater length of time until they reach maturity) face greater duration risk, meaning that they tend to exhibit greater volatility and are more sensitive to changes in interest rates than bonds with shorter durations. The Fund seeks to limit its exposure to interest rate risk and duration risk by constructing a portfolio of Variable Rate Instruments that have an average duration of one year or less.

Liquidity Risk. Variable Rate Investment Grade Portfolio may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. The majority of the Fund’s assets are likely to be invested in securities that are less liquid than those traded on national exchanges. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. Illiquid securities are also difficult to value. In the event the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Mortgage- and Asset-Backed Securities Risk. Variable Rate Investment Grade Portfolio may invest in mortgage- and asset-backed securities, which are subject to call (prepayment) risk, reinvestment risk and extension risk. In addition, these securities are susceptible to an unexpectedly high rate of defaults on the mortgages held by a mortgage pool, which may adversely affect their value. The risk of such defaults depends on the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. For example, the risk of default generally is higher in the case of mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely mortgage payments.

U.S. Government Obligations Risk. For Variable Rate Investment Grade Portfolio, obligations of U.S. Government agencies and authorities generally are not backed by the full faith and credit of the U.S. Government, and no assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

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The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Affiliated Sub-Advisers (as defined below) for Active U.S. Real Estate Fund, Multi-Strategy Alternative Portfolio and Variable Rate Investment Grade Portfolio, and for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Active U.S. Real Estate Fund and S&P 500® Downside Hedged Portfolio declare and pay dividends from net investment income, if any, to their shareholders quarterly and record such dividends on ex-dividend date. Multi-Strategy Alternative Portfolio declares and pays dividends from net investment income, if any, to its shareholders annually and record such dividends on ex-dividend date. Variable Rate Investment Grade Portfolio declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar

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equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

I. Forward Foreign Currency Contracts

Multi-Strategy Alternative Portfolio engages in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund also enters into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund also enters into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund sets aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statements of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statements of Assets and Liabilities.

J. Futures Contracts

Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio entered into futures contracts to simulate full investment in securities or manage exposure to equity and market price movements and/or currency risks and provide exposure to markets and indexes.

A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security or index for a specified price at a future date. Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio will only enter into futures contracts that are traded on a U.S. exchange and that are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant broker. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as a receivable or payable on the Statements of Assets and Liabilities. When the contracts are closed or expire, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statements of Operations.

The primary risks associated with futures contracts are market risk, leverage risk and the absence of a liquid secondary market. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and may be required to continue to maintain the margin deposits on the futures contracts until the position expired or matured. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. The contracts included in the VIX Index historically have traded in “contango” markets, resulting in a roll cost, which could adversely affect the value of Shares of the S&P 500® Downside Hedged Portfolio. Futures have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures contracts, guarantees the futures against default. Risks may exceed amounts recognized in the Statements of Assets and Liabilities.

K. Structured Securities

Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies,

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interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Statements of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Statements of Operations.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services, and for Active U.S. Real Estate Fund, Multi-Strategy Alternative Portfolio and Variable Rate Investment Grade Portfolio, oversight of Invesco Advisers, Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”).

As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including for Active U.S. Real Estate Fund, Multi-Strategy Alternative Portfolio and Variable Rate Investment Grade Portfolio, payments to the Affiliated Sub-Advisers, and for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
Active U.S. Real Estate Fund	0.80%
Multi-Strategy Alternative Portfolio	0.95%
S&P 500® Downside Hedged Portfolio	0.39%
Variable Rate Investment Grade Portfolio	0.30%

The Adviser has entered into an Investment Sub-Advisory Agreement with the Affiliated Sub-Advisers for each of Active U.S. Real Estate Fund, Multi-Strategy Alternative Portfolio and Variable Rate Investment Grade Portfolio. The sub-advisory fee for these Funds is paid by the Adviser to the Affiliated Sub-Advisers at 40% of the Adviser’s compensation of the sub-advised assets of each Fund.

Further, through August 31, 2018, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate. The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2016, the Adviser waived fees for each Fund in the following amounts:

Active U.S. Real Estate Fund	$80
Multi-Strategy Alternative Portfolio	7,278
S&P 500® Downside Hedged Portfolio	61,986
Variable Rate Investment Grade Portfolio	36

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

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Note 4. Investments in Affiliates

The Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Funds. The table below shows S&P 500® Downside Hedged Portfolio’s transactions in, and earnings from, its investment in affiliates for the fiscal year ended October 31, 2016.

S&P 500® Downside Hedged Portfolio

	Value October 31, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2016	Dividend Income
Invesco Ltd.	$293,057	$1,676	$(190,321)	$12,695	$(45,955)	$71,152	$6,799

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2016, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The appreciation on futures contracts held in S&P 500® Downside Hedged Portfolio were based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Multi-Strategy Alternative Portfolio
Equity Securities	$6,488,494	$—	$—	$6,488,494
Forward Foreign Currency Contracts(a)	—	4,293	—	4,293
Futures(a)	59,612	—	—	59,612

Total Investments	$6,548,106	$4,293	$—	$6,552,399

Variable Rate Investment Grade Portfolio
Corporate Bonds and Notes	$—	$17,304,340	$—	$17,304,340
Structured Agency Credit Risk (STACR)	—	10,562,178	—	10,562,178
U. S. Government Sponsored Agency Mortgage-Backed Securities	—	7,860,339	—	7,860,339
Collateralized Mortgage Obligations	—	6,790,614	—	6,790,614
U. S. Treasury Securities	—	5,055,267	—	5,055,267
Asset-Backed Securities	—	2,008,825	—	2,008,825
Money Market Fund	124,597	—	—	124,597

Total Investments	$124,597	$49,581,563	$—	$49,706,160

(a)	Unrealized appreciation.

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Note 6. Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

Value of Derivative Investments at Fiscal Year-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

	Value
	Multi-Strategy Alternative Portfolio				S&P 500® Downside Hedged Portfolio
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$59,609	$8,448	$68,057	$—	$58,276	$—	$58,276
Unrealized appreciation on forward foreign currency contracts outstanding(b)	19,567	—	—	19,567	—	—	—	—

Total Derivative Assets	$19,567	$59,609	$8,448	$87,624	$—	$58,276	$—	$58,276

Derivatives not subject to master netting agreements	—	(59,609)	(8,448)	(68,057)	—	(58,276)	—	(58,276)

Total Derivative Assets subject to master netting agreements	$19,567	$—	$—	$19,567	$—	$—	$—	$—

	Value
	Multi-Strategy Alternative Portfolio				S&P 500® Downside Hedged Portfolio
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$(8,445)	$—	$(8,445)	$—	$—	$—	$—
Unrealized depreciation forward foreign currency contracts outstanding(b)	(15,274)	—	—	(15,274)	—	—	—	—

Total Derivative Liabilities	$(15,274)	$(8,445)	$—	$(23,719)	$—	$—	$—	$—

Derivatives not subject to master netting agreements	—	8,445	—	8,445	—	—	—	—

Total Derivative Liabilities subject to master netting agreements	$(15,274)	$—	$—	$(15,274)	$—	$—	$—	$—

(a)	Values are disclosed on the Statements of Assets and Liabilities under the caption Unrealized appreciation on futures contracts and Unrealized depreciation on futures contracts.
(b)	Values are disclosed on the Statements of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts and Unrealized depreciation on forward foreign currency contracts.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2016:

Multi-Strategy Alternative Portfolio

	Financial Derivative Assets		Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Total assets	Forward foreign currency contracts	Total liabilities	Net value of derivatives	Non-Cash	Cash	Net amount
Morgan Stanley	$19,567	$19,567	$(15,274)	$(15,274)	$4,293	$—	$—	$4,293

39

Effect of Derivative Investments for the year ended October 31, 2016.

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	Multi-Strategy Alternative Portfolio				S&P 500® Downside Hedged Portfolio
	Currency Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$100,083	$—	$—	$100,083	$—	$—	$—	$—
Futures contracts	—	(576,739)	(112,740)	(689,479)	—	(10,737,165)	—	(10,737,165)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(6,984)	—	—	(6,984)	—	—	—	—
Futures contracts	—	603,336	(16,388)	586,948	—	(549,973)	—	(549,973)

Total	$93,099	$26,597	$(129,128)	$(9,432)	$—	$(11,287,138)	$—	$(11,287,138)

The table below summarizes the average notional value of futures contracts and forward foreign currency contracts outstanding during the year.

	Average Notional Value
	Multi-Strategy Alternative Portfolio	S&P 500® Downside Hedged Portfolio
Futures contracts	$32,378,432	$38,527,752
Forward foreign currency contracts	4,458,950

Multi-Strategy Alternative Portfolio

Open Futures Contracts
	Number of Contracts	Expiration Date/Commitment	Notional Value	Unrealized Appreciation (Depreciation)
CBOE Volatility Index (VIX) Futures	6	January-2017/Long	$110,850	$(1,114)
CBOE Volatility Index (VIX) Futures	13	February-2017/Long	244,075	3,819
CBOE Volatility Index (VIX) Futures	13	December-2016/Short	(226,525)	(7,331)
S&P 500 E-Mini Futures	22	December-2016/Short	(2,332,110)	55,790

Subtotal — Equity Risk				$51,164

Eurodollar Futures	99	December-2017/Long	$24,467,850	$8,448

Subtotal — Interest Rate Risk				$8,448

Total Futures Contracts				$59,612

S&P 500® Downside Hedged Portfolio

Open Futures Contracts
	Number of Contracts	Expiration Date/Commitment	Notional Value	Unrealized Appreciation
CBOE Volatility Index (VIX) Futures	92	November-2016/Long	$1,584,700	$7,094
CBOE Volatility Index (VIX) Futures	63	December-2016/Long	1,097,775	51,182

Total Futures Contracts — Equity Risk				$58,276

40

PowerShares Multi-Strategy Alternative Portfolio

Open Forward Foreign Currency Contracts
	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
Settlement Date		Deliver		Receive
11/22/2016	Morgan Stanley	CHF	1,267,873	USD	1,281,200	$1,283,514	$(2,314)
11/22/2016	Morgan Stanley	JPY	13,706,893	USD	132,000	130,530	1,470
11/22/2016	Morgan Stanley	SEK	7,431,885	USD	842,700	824,603	18,097
11/22/2016	Morgan Stanley	USD	43,200	AUD	56,435	42,920	(280)
11/22/2016	Morgan Stanley	USD	16,200	CAD	21,274	15,875	(325)
11/22/2016	Morgan Stanley	USD	786,900	EUR	716,075	785,655	(1,245)
11/22/2016	Morgan Stanley	USD	25,500	GBP	20,713	25,299	(201)
11/22/2016	Morgan Stanley	USD	595,500	NOK	4,863,677	589,449	(6,051)
11/22/2016	Morgan Stanley	USD	788,800	NZD	1,096,730	783,942	(4,858)

Total Forward Foreign Currency Contracts — Currency Risk							$4,293

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Pound Sterling

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—U.S. Dollar

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016			2015
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Active U.S. Real Estate Fund	$1,211,457	$377,781	$—	$860,284	$—	$—
S&P 500® Downside Hedged Portfolio	4,842,506	—	—	31,798,178	2,362,065	—
Variable Rate Investment Grade Portfolio	109,554	—	86	—	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investment Securities	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Active U.S. Real Estate Fund	$215,564	$396,284	$(339,382)	$26,177,065	$26,449,531
Multi-Strategy Alternative Portfolio	100,206	(91,493)	(1,043,099)	7,956,893	6,922,507
S&P 500® Downside Hedged Portfolio	521,377	—	(87,621,698)	193,673,992	106,573,671
Variable Rate Investment Grade Portfolio	—	(20,639)	(12,892)	49,989,471	49,955,940

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

41

The following table presents available capital loss carryforwards and expiration dates for each Fund as of October 31, 2016:

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
Active U.S. Real Estate Fund	$319,192	$20,190	$339,382
Multi-Strategy Alternative Portfolio	303,933	739,166	1,043,099
S&P 500® Downside Hedged Portfolio	35,034,023	52,587,675	87,621,698
Variable Rate Investment Grade Portfolio	12,892	—	12,892

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8. Investment Transactions

For the fiscal year ended October 31, 2016, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Active U.S. Real Estate Fund	$67,592,051	$69,646,141
Multi-Strategy Alternative Portfolio	8,110,797	10,618,849
S&P 500® Downside Hedged Portfolio	750,627,204	794,986,834
Variable Rate Investment Grade Portfolio	44,948,562	362,632

For the period September 20, 2016 (commencement of investment operations) through October 31, 2016, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions), for the Variable Rate Investment Grade Portfolio amounted to $5,503,010 and $450,382, respectively.

For the fiscal year ended October 31, 2016, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Active U.S. Real Estate Fund	$—	$25,264,122
Multi-Strategy Alternative Portfolio	—	3,772,021
S&P 500® Downside Hedged Portfolio	16,282,328	257,939,883
Variable Rate Investment Grade Portfolio	—	—

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2016, the aggregate cost and net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Active U.S. Real Estate Fund	$1,276,563	$(880,279)	$396,284	$26,049,119
Multi-Strategy Alternative Portfolio	110,573	(202,066)	(91,493)	6,579,987
S&P 500® Downside Hedged Portfolio	—	—	—	104,074,748
Variable Rate Investment Grade Portfolio	73,989	(94,628)	(20,639)	49,726,799

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, foreign currency transactions and corporate actions, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2016, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Active U.S. Real Estate Fund	$8,436	$(1,129,454)	$1,121,018
Multi-Strategy Alternative Portfolio	82,424	30,450	(112,874)
S&P 500® Downside Hedged Portfolio	661,244	(661,244)	—
Variable Rate Investment Grade Portfolio	—	—	—

42

Additionally, for Multi-Strategy Alternative Portfolio, undistributed net investment income was increased by $38,814 to revise net income in the prior year financial statements.

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee and Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for Multi-Strategy Alternative Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For Active U.S. Real Estate Fund, such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of the Fund of the Trust on the transaction date. For Multi-Strategy Alternative Portfolio, Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. For S&P 500® Downside Hedged Portfolio and Variable Rate Investment Grade Portfolio, Creation Units are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

On February 18, 2016, mutual funds affiliated with the Funds’ Adviser sold in the secondary market 426,491 Shares of Active U.S. Real Estate Fund valued at $28,609,016.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Actively Managed Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Active U.S. Real Estate Fund, PowerShares Multi-Strategy Alternative Portfolio, PowerShares S&P 500® Downside Hedged Portfolio, and PowerShares Variable Rate Investment Grade Portfolio (each an individual portfolio of PowerShares Actively Managed Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) as of October 31, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 22, 2016

44

Fees and Expenses

As a shareholder of a Fund of the PowerShares Actively Managed Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, including acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

In addition to the fees and expenses which the PowerShares Multi-Strategy Alternative Portfolio and the PowerShares S&P 500® Downside Hedged Portfolio (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Active U.S. Real Estate Fund (PSR)
Actual	$1,000.00	$1,030.77	0.80%	$4.08
Hypothetical (5% return before expenses)	1,000.00	1,021.11	0.80	4.06
PowerShares Multi-Strategy Alternative Portfolio (LALT)
Actual	1,000.00	1,020.34	0.86	4.37
Hypothetical (5% return before expenses)	1,000.00	1,020.81	0.86	4.37
PowerShares S&P 500® Downside Hedged Portfolio (PHDG)
Actual	1,000.00	951.51	0.37	1.82
Hypothetical (5% return before expenses)	1,000.00	1,023.28	0.37	1.88

45

Fees and Expenses (continued)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Variable Rate Investment Grade Portfolio (VRIG)(2)
Actual	$1,000.00	$1,001.40	0.30%	$0.34
Hypothetical (5% return before expenses)	1,000.00	1,023.63	0.30	1.53

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

(2)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period September 20, 2016 (commencement of investment operations) to October 31, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 42/366. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366.

46

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Long-Term Capital Gains
PowerShares Active U.S. Real Estate Fund	3%	3%	$377,781
PowerShares Multi-Strategy Alternative Portfolio	0%	0%	—
PowerShares S&P 500® Downside Hedged Portfolio	0%	0%	—
PowerShares Variable Rate Investment Grade Portfolio	0%	0%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

47

Trustees and Officers

The Independent Trustees, the Unaffiliated Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of October 31, 2016.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	126	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	126	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2008	Senior Director of Finance, By The Hand Club for Kids (2015-Present); Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	126	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 4 portfolios and four other exchange-traded fund trusts with 122 portfolios advised by the Adviser.

48

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	126	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	126	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2008	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	126	None

The Unaffiliated Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Unaffiliated Trustees and the other directorships, if any, held by such Trustees are shown below.

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee***	Since 2008	Chairman, Performance Trust Capital Partners (2004-Present).	126	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 4 portfolios and four other exchange-traded fund trusts with 122 portfolios advised by the Adviser.
***	Effective February 25, 2016, Mr. Nussbaum became an Unaffiliated Trustee.

49

Trustees and Officers (continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Year of Birth of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc., and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President, Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	126	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 4 portfolios and four other exchange-traded fund trusts with 122 portfolios advised by the Adviser.

50

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Christopher Joe—1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

51

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

52

Trustees and Officers (continued)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

53

Board Considerations Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement for PowerShares Government Collateral Pledge Portfolio

At a meeting held on June 21, 2016, the Board of Trustees of the PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Advisory Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares Government Collateral Pledge Portfolio (the “Fund”), and the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers (the “Sub-Advisory Agreement”): Invesco Advisers, Inc. (as the initial sub-adviser); Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Trimark Ltd. (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered to and amounts paid by other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with the Fund.

Advisory Agreement

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for the Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Fund, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s Sub-Advisers, administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for the Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on the Fund’s proposed advisory fee, as compared to information compiled from Lipper Inc. (“Lipper”) databases on the median net expense ratios of ETF and open-end actively managed (non-ETF) peers in two Lipper classifications, Short U.S. Government and Ultra Short Obligation. The Trustees noted that the proposed annual advisory fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund except for the fee payment under the Advisory Agreement, payments under the Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees considered that the fund is structured as a fund-of funds but the Adviser represented that there were no fund-of-funds in the Lipper peer group. As such, none of the peer funds are fund-of-funds. The Trustees noted the lack of comparable peer funds, and considered the Adviser’s information that the proposed unitary fee was below the median of the peer groups as shown below:

Lipper Classification	ETFs (Number of Peers)	Open-End Active Funds (Number of Peers)
Short U.S. Government	Lower than median (2)	Lower than median (26)
Ultra-Short Obligation	Lower than median (7)	Lower than median (45)

The Trustees also considered that the Adviser had agreed to waive up to 15 basis points of its unitary advisory fee that corresponds to the advisory fee of the underlying affiliated funds, which could result in a net unitary advisory fee, ranging from 2 to 17 basis points.

The Trustees considered the Fund’s proposed unitary advisory fee in light of the administrative, operational and management oversight costs for the Adviser. The Board concluded that the unitary advisory fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the proposed costs of services for the Fund and the sub-advisory fees to be paid by the Adviser. The Adviser did not provide profitability of the Adviser in managing the Fund because the Fund had not yet commenced operations. However, the Trustees considered other information the Board received at its April meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

54

Board Considerations Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement for PowerShares Government Collateral Pledge Portfolio (continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the proposed services and product strategy of the Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with the Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Advisory Agreement for the Fund. No single factor was determinative in the Board’s analysis.

Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the Sub-Advisory Agreement for the Fund at a meeting held on June 21, 2016. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services to be provided under the Sub-Advisory Agreement. The Board also considered the benefits described by the Adviser in having multiple affiliated Sub-Advisers, but noted that Invesco Advisers, Inc. will be the initial sub-adviser. The Board reviewed the qualifications and background of IAI’s portfolio managers and noted the qualifications and background of the other Sub-Advisers and the resources made available to the Sub-Advisers’ personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services to be provided under the Sub-Advisory Agreement were expected to be appropriate and reasonable.

Fees and Expenses. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for the Fund and noted that the Adviser compensates the Sub-Advisers from its fee.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Advisory Agreement for the Fund, the Trustees considered the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rate for the Fund was reasonable in relation to the proposed services and product strategy of the Fund, and they concluded that the flat sub-advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Sub-Advisers had not identified any further benefits that they would derive from their relationships with the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Sub-Advisory Agreement for the Fund. No single factor was determinative in the Board’s analysis.

55

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website: www.invescopowershares.com.

P-PS-AR-10
©2016 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2016.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years shown in the following table. The Audit Committee pre-approved all audit services and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2016	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2015

Audit Fees	$96,885	$57,875
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$38,520	$31,210
All Other Fees	$ 0	$ 0
Total Fees	$135,405	$89,085

(1)         Tax fees for the fiscal year ended October 31, 2016 include fees billed for reviewing tax returns, 2016 excise tax returns and excise tax distributions calculations and fees billed for preparing the final tax return for the one liquidated portfolio of the Registrant. Tax fees for the fiscal year ended October 31, 2015 included fees billed for reviewing tax returns, 2015 excise tax returns and excise tax distribution calculations.

Fees Billed by PwC Related to PowerShares and PowerShares Affiliates

PwC billed PowerShares Capital Management LLC (“PowerShares”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with PowerShares that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to PowerShares and Affiliates for the last two fiscal years as shown in the following table:

	Fees Billed for Non- Audit Services Rendered to PowerShares and Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to PowerShares and Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees	$ 635,000	$ 574,000
Tax Fees	$ 0	$ 0
All Other Fees	$2,662,000	$ 3,750,000
Total Fees(1)	$3,297,000	$4,324,000

(1)	Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2016 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2015 include fees billed related to reviewing operating effectiveness of strategic projects

(e) (1) Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of

the PowerShares Funds (the “Funds”)

Adopted June 26, 2009, amended September 29, 2016

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e) (2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed PowerShares and Affiliates additional aggregate fees of $2,204,000 for the fiscal year ended 2016 and $4,775,000 for the fiscal year ended 2015, for non-audit services not required to be pre-approved by the registrant’s audit committee. In total, PwC billed the Registrant, PowerShares and Affiliates aggregate non-audit fees of $5,540,000 for the fiscal year ended 2016, and $8,441,000 for the fiscal year ended 2015.

(h) With respect to the non-audit services above billed to PowerShares and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule2-01(f)(14) of Regulation S-X, of approximately $22 million and non-audit services of approximately $15 million for the fiscal year ended 2016. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee of the Board of the Trust (the “Audit Committee”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Trust, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trust’s registered public accounting firm. PWC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund may need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able rely on the letter unless it’s term is extended or made permanent by the SEC Staff.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are: Marc M. Kole, Gary R. Wicker and Donald H. Wilson.
(b)	Not applicable

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PowerShares Actively Managed Exchange-Traded Fund Trust

By:   /s/ Daniel E. Draper

Name: Daniel E. Draper

Title:   President

Date: January 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Daniel E. Draper

Name: Daniel E. Draper

Title:   President

Date: January 5, 2017

By:   /s/ Steven Hill

Name: Steven Hill

Title: Treasurer

Date: January 5, 2017